                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement           [_]  Confidential, for Use of the
                                                Commission Only (as permitted
[X]  Definitive Proxy Statement                 by Rule 14a-6(e)(2))

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                 John Hancock Variable Life Insurance Company
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                 John Hancock Variable Life Insurance Company
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

                                                              Definitive Proxy -
                      JOHN HANCOCK VARIABLE SERIES TRUST I
                   Notice of Special Meeting of Shareholders

   A Special Meeting of Shareholders of the John Hancock Variable Series Trust I (the "Trust") will be held at the offices of John Hancock Life Insurance Company ("John Hancock"), 197 Clarendon Street, Boston, Massachusetts (telephone 1-800-732-5543), at 11:00 A.M., on Wednesday, September 5, 2001 to consider and vote upon the following matters:

1. A proposal to approve, as to the Mid Cap Growth Fund, an amendment to the current Investment Management Agreement between the Trust and John Hancock, reflecting an increase in this Fund's investment advisory fee.

2. A proposal to approve, as to the Small/Mid Cap Growth Fund, an amendment to the current Investment Management Agreement between the Trust and John Hancock, reflecting an increase in this Fund's investment advisory fee.

3. A proposal to approve, as to the Small Cap Growth Fund, an amendment to the current Investment Management Agreement between the Trust and John Hancock, reflecting an increase in this Fund's investment advisory fee.

4. A proposal to approve, as to the International Opportunities Fund, an amendment to the current Investment Management Agreement between the Trust and John Hancock, reflecting an increase in this Fund's investment advisory fee.

5. A proposal to approve, as to the International Equity Fund, an amendment to the current Investment Management Agreement between the Trust and John Hancock, reflecting an increase in this Fund's investment advisory fee.

6. A proposal to approve, as to the Emerging Markets Equity Fund, an amendment to the current Investment Management Agreement between the Trust and John Hancock, reflecting an increase in this Fund's investment advisory fee.

7. A proposal to approve, as to the Short-Term Bond Fund, an amendment to the current Investment Management Agreement between the Trust and John Hancock, reflecting an increase in this Fund's investment advisory fee.

8. A proposal to approve, as to the High Yield Bond Fund, an amendment to the current Investment Management Agreement between the Trust and John Hancock, reflecting an increase in this Fund's investment advisory fee.


   In addition, any other business as may properly come before the meeting or any adjournment thereof, may be transacted at this Special Meeting.

An owner of a variable life insurance policy or a variable annuity contract ("Shareholder") will be entitled to give voting instructions only if he/she was the Shareholder of record as of the close of business on July 12, 2001. John Hancock is soliciting votes from Shareholders invested in the following Funds with respect to the matters affecting those Funds:


            FUND                                  PROPOSAL
                            ---------------------------------------------------
                               1       2     3     4     5      6      7      8
===============================================================================
Mid Cap Growth                 X
-------------------------------------------------------------------------------
Small/Mid Cap Growth                 X
-------------------------------------------------------------------------------
Small Cap Growth                           X
-------------------------------------------------------------------------------
International Opportunities                      X
-------------------------------------------------------------------------------
International Equity                                   X
-------------------------------------------------------------------------------
Emerging Markets Equity                                      X
-------------------------------------------------------------------------------
Short-Term Bond                                                     X
-------------------------------------------------------------------------------
High Yield Bond                                                            X
-------------------------------------------------------------------------------


                                                     MICHELE G. VAN LEER
                                                     Chairman, Board of Trustees
Boston, Massachusetts
July 27, 2001



WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED FORM OF VOTING INSTRUCTIONS. A VOTING INSTRUCTION FORM FOR EACH FUND YOU ARE USING WILL BE MAILED TO YOU. PLEASE COMPLETE AND RETURN ALL FORMS. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.

                                PROXY STATEMENT

                                    CONTENTS

Topic                                                          Starting on page

GENERAL INFORMATION...............................................       3
Proposal 1 - MID CAP GROWTH FUND..................................       5
Proposal 2 - SMALL/MID-CAP GROWTH FUND............................      11
Proposal 3 - SMALL CAP GROWTH FUND................................      16
Proposal 4 - INTERNATIONAL OPPORTUNITIES FUND.....................      21
Proposal 5 - INTERNATIONAL EQUITY FUND............................      27
Proposal 6 - EMERGING MARKETS EQUITY FUND.........................      32
Proposal 7 - SHORT-TERM BOND FUND.................................      37
Proposal 8 - HIGH YIELD BOND FUND.................................      42

Appendix A - Record Date and Voting Shares........................      A-1
Appendix B - Summary of Current Investment Management Agreements..      B-1
Appendix C - Further Information About John Hancock...............      C-1
Appendix D - John Hancock's Calculation of Average Fund Expenses..      D-1

                              GENERAL INFORMATION

   This statement is furnished in connection with the solicitation of voting instructions by the management of John Hancock Variable Series Trust I (the "Trust") for use at the Special Meeting of its Shareholders (the "Meeting"), to be held at the offices of John Hancock Life Insurance Company ("John Hancock"), 197 Clarendon Street, Boston, Massachusetts 02117, on Wednesday, September 5, 2001 at 11:00 A.M. Boston time. This solicitation is being made of all shares of several series (the "Funds") of the Trust which are attributable to the Shareholders' interests in John Hancock Variable Life Accounts U, V, and S;
John Hancock Variable Annuity Accounts U, V, JF, H and I; and John Hancock Mutual Variable Life Insurance Account UV (collectively, the "Accounts"). The cost of printing and mailing this notice and statement and the accompanying voting instructions form will be borne by the Funds. All other expenses will be borne by John Hancock. In addition to solicitations by mail, a number of regular employees of John Hancock may solicit voting instructions in person or by telephone; such employees will not be compensated for such services. Solicitation materials were first made available to Shareholders on or about July 30, 2001.

   Only the Funds indicated in the chart on the attached notice will vote on each proposal listed in that chart.

   THE TRUST WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT FOR 2000 AND, WHEN AVAILABLE, ITS SEMI-ANNUAL REPORT FOR JUNE 30, 2001, TO ANY SHAREHOLDER UPON REQUEST. SUCH REQUEST MAY BE MADE BY MAIL OR BY TELEPHONE, USING THE ADDRESS OR TOLL-FREE TELEPHONE NUMBER SHOWN ON THE COVER OF THIS PROXY STATEMENT.

VOTING INSTRUCTIONS

   Although John Hancock and its subsidiary, John Hancock Variable Life Insurance Company ("JHVLICO"), through the Accounts, legally own all of the Trust's shares, they will vote all of such shares in accordance with instructions given by owners of variable life insurance policies and variable annuity contracts, as discussed below. (For this purpose, the "owner" of a variable annuity contract during the period after annuity payments have commenced is the annuitant.)

   Any authorized voting instructions will also be valid for any adjournment of the meeting and will be revocable only at the direction of the Shareholder executing them. If an insufficient number of affirmative votes are obtained to approve any item, the meeting may be adjourned to permit the solicitation of additional votes. Shares will be voted for any such adjournment in the discretion of those persons named in the voting instructions. Whether a proposal is approved depends upon whether a sufficient number of votes are cast for the proposal. Accordingly, an instruction to abstain from voting on any proposal has the same practical effect as an instruction to vote against that proposal.

   Any person giving voting instructions may revoke them at any time prior to their exercise by submitting a superseding voting instruction form or a notice of revocation to the Trust. In addition, although mere attendance at the meeting will not revoke voting instructions, a Shareholder present at the meeting may withdraw his/her voting instruction form and give voting instructions in person. John Hancock and JHVLICO will vote Trust shares in accordance with all properly executed and unrevoked voting instructions received in time for the meeting or properly given at the meeting.

   John Hancock and JHVLICO will vote the Trust shares of each Fund held in their respective Accounts which are attributable to the policies and contracts in accordance with the voting instructions received from the Shareholders participating in that Fund. An Account's shares in any Fund which are not attributable to policies or contracts or for which no timely voting instructions are received will be represented and voted by John Hancock or JHVLICO in the same proportion as the voting instructions which are received from all Shareholders participating in the Fund through that Account. (Fund shares which are not attributable to policies or contracts include any shares purchased with contributions made as "seed money" to the Funds by John Hancock or JHVLICO.

   Please refer to Appendix A to this statement if you wish additional information about the number of shares of each Fund that are outstanding or that are attributable to John Hancock or JHVLICO (rather than to Shareholders).

MAJORITY VOTING

   In order for the Shareholders of any Fund to approve any of the proposals in this statement, the proposal must receive the favorable vote of a majority of the outstanding shares of that Fund. When used in this information statement, a "majority vote of the outstanding voting shares" means the affirmative vote of more than 50% of the outstanding shares or, if it is less, 67% or more of the shares present or represented at the meeting.


WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED FORM OF VOTING INSTRUCTIONS. A VOTING INSTRUCTION FORM FOR EACH FUND YOU ARE USING WILL BE MAILED TO YOU. PLEASE COMPLETE AND RETURN ALL FORMS. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.

                        PROPOSAL 1 -- MID CAP GROWTH FUND

        APPROVAL OF AN AMENDMENT TO THE INVESTMENT MANAGEMENT AGREEMENT
                          FOR THE MID CAP GROWTH FUND

   At its June 13, 2001 meeting, the Board of Trustees unanimously approved, and recommended that Shareholders approve, an amendment to the Investment Management Agreement that would increase fees payable by the Trust to John Hancock for management of the Mid Cap Growth Fund.

NEED FOR SHAREHOLDER VOTE

   The amendment to the Investment Management Agreement for the Fund must be approved by Shareholders before it can go into effect.

THE CURRENT INVESTMENT MANAGEMENT AGREEMENT WITH JOHN HANCOCK

   Pursuant to an Investment Management Agreement with the Trust dated March 14, 1996, John Hancock advises the Trust in connection with policy decisions for the Fund; pays the sub-investment manager's fees; provides administration of day-to-day operations; provides personnel, office space, equipment and supplies for the Trust; maintains records required by the Investment Company Act of 1940; supervises activities of the sub-investment manager; and supervises the activities of the other providers of services to the Trust. The agreement was last approved by the Shareholders with respect to the Mid Cap Growth Fund on April 23, 1999. That approval was in connection with proposals (i) to change the methodology for allocating certain of the non-advisory expenses of the Trust among the Funds and (ii) to increase John Hancock's commitment to reimburse the Fund for certain of the Fund's non-advisory expenses.

   For any year in which the normal operating costs and expenses of the Fund, exclusive of the investment advisory fees, interest expense, brokerage commissions, taxes and extraordinary expenses outside the control of John Hancock, exceed 0.10% of the Mid Cap Growth Fund's average daily net assets, the current Investment Management Agreement provides that John Hancock will reimburse that Fund in an amount equal to such excess. For the year ended December 31, 2000, no reimbursement was payable to the Mid Cap Growth Fund under this arrangement.

   Under the current Investment Management Agreement, the Fund pays investment advisory fees to John Hancock at an annual rate of 0.85% of the first $100 million of the Fund's average daily net assets and 0.80% of any additional amounts. From this amount, John Hancock pays fees to the Fund's sub-investment manager, Janus Capital Corporation ("Janus"), at an annual rate of 0.55% of the first $100 million of the Fund's average daily net assets, 0.50% of the next $400 million, and 0.45% of any additional amounts.(1)

THE PROPOSED AMENDMENT

   After evaluating the investment advisory fees it receives from the Mid Cap Growth Fund as well as the fees it pays to the sub-investment manager, John Hancock recommended to the Board of Trustees at its June 13, 2001 meeting that the current Investment Management Agreement be amended to reflect an
------------
(1) The rates shown reflect a reduction of the sub-investment advisory fee that was approved by the Board of Trustees at its June 13, 2001 meeting. That reduction means that John Hancock now retains an additional amount of the investment advisory fee it receives from the Fund (rather than paying that amount to the sub-investment manager). The additional amount that John Hancock now retains is equal to 0.05% of the first $500 million of average daily net assets of the Fund. The Board relied on representations from John Hancock and Janus that the quality and quantity of services that each provides to the Fund will not diminish as a result of this sub-investment advisory fee reduction.

increase in that Fund's investment advisory fees to the following annual levels:
1.00% of the first $100 million of the Fund's average daily net assets and 0.90% any additional amounts.

   If those increases had been in effect during 2000 for the Fund, (i) the Fund would have paid John Hancock $5,109,760, rather than the $4,528,122 paid under the current Investment Management Agreement (an 11% increase), and (ii) the ratio of total expenses to average daily net assets would have been 0.96% rather than 0.85%. However, THE 0.96% RATIO COMPARES FAVORABLY WITH TOTAL EXPENSE RATIOS CURRENTLY INCURRED BY FUNDS THAT SUPPORT OTHER VARIABLE INSURANCE PRODUCTS, THAT HAVE SIMILAR INVESTMENT FOCUS, AND THAT ARE OF A SIZE COMPARABLE TO THE MID CAP GROWTH FUND (I.E., LESS THAN $500 MILLION IN ASSETS). THE AVERAGE TOTAL EXPENSE RATIO FOR ALL SUCH FUNDS IS 0.98%. The foregoing analysis is based upon a John Hancock study using data as of April 30, 2001 that was collected by Morningstar, Inc., an independent statistical service that tracks expense data on variable insurance funds. Appendix D to this statement contains additional information on John Hancock's calculation of average total fund expenses.

   The following table provides a comparison of the actual expense ratios for 2000 with expense ratios that would have been produced by the proposed modifications for the Mid Cap Growth Fund had they been in effect during the year 2000. The table is based on the Mid Cap Growth Fund's average net assets during the year 2000 and shows (1) the current annualized level of all fees and expenses for the Mid Cap Growth Fund; and (2) the pro-forma annualized level of all fees and expenses that would have been incurred by the Fund under the proposed investment advisory fee schedule. The table does not reflect separate account expenses, including sales load and other contract-level expenses.

-------------------------------------------------------------------------------
                                                    Current          Pro-Forma
                                                    -------          ---------
Advisory fees                                        0.81%             0.92%
Distribution and Service (12b-1) Fees                None              None
Other Operating Expenses Absent Reimbursement        0.04%             0.04%
                                                     -----             -----
Total Fund Expenses Absent Reimbursement             0.85%             0.96%
Expense Reimbursement (including fee waivers)       (0.00%)           (0.00%)
                                                     -----             -----
Total Fund Expenses After Reimbursement              0.85%             0.96%
-------------------------------------------------------------------------------

Example: The following Example is intended to help compare the cost of investing in the Mid Cap Growth Fund under the current advisory fee schedule with the cost of investing in the Mid Cap Growth Fund under the proposed investment advisory fee schedule. The Example assumes that $10,000 is invested in the Mid Cap Growth Fund at the beginning of the time period indicated, that the investment has a 5% return each year, and that the Mid Cap Growth Fund's operating expenses remain the same. Because shares of the Mid Cap Growth Fund are bought and sold without sales charges, the costs shown in the Example would be the same at the end of the time period indicated, whether or not the shares were redeemed at that time.

                                                                        One      Three      Five        Ten
                                                                       Year      Years      Years      Years
    Although actual costs may be higher or lower, under the
    current advisory fee schedule, the costs would be:                  $87       $271       $471      $1,049

    Although actual costs may be higher or lower, under the
    proposed advisory fee schedule, the costs would be:                 $98       $306       $531      $1,178

The Example does not reflect any charges imposed under a variable insurance or variable annuity product. If these charges were included, your costs would be higher.

   The proposed amendment to the Investment Management Agreement will change the advisory fee schedule. In all other respects, the current Investment Management Agreement, including John Hancock's agreement to reimburse the Mid Cap Growth Fund when that Fund's "other fund expenses" for any year exceed 0.10% of that Fund's average daily net assets, will remain unchanged. See Appendix B to this statement for a description of the Investment Management Agreement.

JOHN HANCOCK'S REASONS FOR PROPOSED CHANGES IN INVESTMENT ADVISORY FEES

   After conducting a review of the level of investment advisory fees for comparable funds, John Hancock noted the following:

 . Since the inception of the Fund, there has been a substantial increase in the commitment of qualified personnel, resources and sophisticated information systems and technology by John Hancock to support its increasingly complex investment management activities on behalf of the Trust.

 . The expense to John Hancock associated with client servicing and communication has increased with the development of internet-based information systems and asset allocation tools.

 . The current investment advisory fee and operating expense levels of the Fund are below the average advisory fee and operating expense levels for other mutual funds within the variable insurance products marketplace having similar investment focus and asset size.

 . The historical investment record of John Hancock in managing the Fund compares favorably to other funds having similar investment focus and asset types within the current variable insurance marketplace that are not advised or managed by John Hancock.

 .  The current "spread" between the investment advisory fee the Fund pays John
   Hancock and the sub-investment advisory fee that John Hancock pays to the Fund's sub-investment manager (even after the adjustment referred to in footnote 1 above) is less for the Fund than for certain other Funds of the Trust. The differences in "spread" are the result of a number of factors and do not necessarily correspond in all cases to differences in the amount or value of the services that John Hancock provides.

   Also, John Hancock converted to a publicly-traded company last year, in part to enable it to raise capital in the public markets. John Hancock believed (and continues to believe) that its ability to remain among the country's leading providers of financial services and remain attractive to investors in the capital market depends, among other things, on John Hancock's obtaining sufficient levels of profitability on its various lines of business. John Hancock further believes that this will benefit the Fund, as well as John Hancock, and that the proposed increase in the Fund's investment advisory fee is a reasonable method for helping to achieve that result.

Specifically, John Hancock designed its proposed new fee schedule for the Fund to:

 . remain competitive with other funds in the current variable insurance products marketplace having a similar investment focus and asset size;

 . provide appropriate financial incentives, within the current competitive environment, to support John Hancock's increased allocation of personnel and resources to the Fund;

 .  provide a level of financial incentive that would make it easier for John
   Hancock to include the Fund as an investment option in its new insurance products; and

 . achieve, where feasible and where appropriate, more uniformity among the "spreads" between the investment advisory and sub-investment advisory fees for different Funds.

   As a result of this review and analysis, John Hancock discussed with the Board the changing nature of compensation and fees in the variable insurance marketplace and John Hancock's position relative to marketplace trends in pricing insurance products and investment advisory fees.

BASIS FOR THE TRUSTEES' RECOMMENDATION

   At its meeting held on June 13, 2001, the Board of Trustees, including all the Trustees who are not "interested persons" of the Funds (the "Independent Trustees"), unanimously approved the modified investment advisory fee schedule for the Mid Cap Growth Fund. The Board is recommending that Shareholders approve an amendment to the Investment Management Agreement between the Trust and John Hancock in order to modify the current investment advisory fee schedule.

   In evaluating and approving the amendment, the Board, including the Independent Trustees and with the assistance of outside counsel to the Trust, requested and evaluated information from John Hancock which was relevant to whether the amendment would be in the best interests of the Mid Cap Growth Fund and the owners of its shares. In addition, the Board's Trust Governance Committee, composed exclusively of the Board's Independent Trustees, met with such counsel prior to the Board meeting and evaluated written information provided in advance to the Board by John Hancock.

   In making its decision to approve the modified investment advisory fee schedule, the Board considered factors bearing on the nature, scope, quality and profitability to John Hancock of the services provided to the Trust, with a view toward making a business judgement as to whether the proposed fee increase is, under all of the circumstances, in the best interest of the Trust.

   In approving the increase, the Trustees considered various factors and, in their business judgement, reached various conclusions, principally including the following:

 . The aggregate investment management fees and other expenses that would be paid by the Fund under the modified investment advisory fee schedule compare favorably (as noted in John Hancock's study referred to above) to those paid to other funds within the current variable insurance marketplace having similar investment focus. In this regard, the Trustees considered John Hancock's analysis of comparative fund advisory fee and expense data and noted that comparative data is an important, but not exclusive, factor to rely upon.

 .  The historical investment performance and relative investment risk of the Mid
   Cap Growth Fund is comparable to the median of representative funds having similar investment focus within the current variable insurance marketplace that are not advised or managed by John Hancock.

 . The Trustees noted the need to provide sufficient revenues to John Hancock, within the competitive variable insurance marketplace, to promote the Fund as a funding medium for variable insurance products it may market in the future.

 . The Trustees concluded that a comparison of aggregate fees and expenses can be more meaningful than comparison of advisory fees only and/or comparison of other operating expenses only. In this regard, the Trustees noted that comparable funds may allocate other operating expenses (i.e., non-investment advisory fees) differently between a fund and its adviser than does a Fund of the Trust.

 .  The nature, quality and breadth of investment management services provided by
   John Hancock to the Fund over the years has been favorable, as demonstrated by:

   (a) John Hancock's significantly increased commitment of personnel and resources, since the inception of the Fund, to support the investment management services provided to the Fund, and
   (b) the increased sophistication of the investment evaluation and monitoring process used by John Hancock on behalf of the Fund.

 . The Trustees reviewed the proposed new schedule of the investment advisory fees for the Fund and will consider seeking a fee schedule reduction if the Fund's assets continue to increase, in order that the Fund may share appropriately in the benefits of any economies of scale.

 . The Trustees considered that, in addition to the advisory fees received by John Hancock from the Trust, John Hancock and JHVLICO (the "Insurers") derive benefits by having the Fund serve as an underlying funding medium for variable insurance products offered by the Insurers, which are subject to fees and charges payable to the Insurers. In this regard, the Trustees considered representations that the Insurers file with the Securities and Exchange Commission ("SEC") that those fees and charges, in the aggregate, are reasonable in relation to the services rendered, expenses expected to be incurred, and risks assumed by the Insurers. While the Trustees are not responsible for the fees and charges deducted by the Insurers under the variable insurance products funded through the Trust, the Trustees did not believe that, any such benefits to John Hancock were inconsistent with the best interests of the Fund.

 . The Trustees considered information from John Hancock about the overall profitability to the Insurers of the variable insurance products funded through the Trust, including profits to John Hancock from serving as the Trust's primary investment adviser. They also considered information provided by John Hancock about the difficulties of quantifying the cost and profitability of the advisory function separately from the aggregate cost and profitability of all of the functions performed by the Insurers to develop, offer, and maintain the products. The Trustees concluded that, particularly in view of the interdependence of the Fund and the variable insurance products that it supports, the aggregate profitability information the Trustees received was appropriate for purposes of their deliberations.

   In connection with their deliberations, the Trustees and the Governance Committee received legal advice from outside counsel to the Trust regarding the standards and methodology of evaluation established by the SEC, the courts and the industry for mutual funds selling shares to the public and the applicability of those standards and methodology to mutual funds -- like the Trust -- selling shares to life insurance company separate accounts. Such legal counsel, through its representation of John Hancock on certain matters in which the Trust does not have a direct interest, is also familiar with Insurers' variable insurance products and separate accounts funded through the Trust.

   Based upon all of the information and advice available to them, the Trustees considered the extent and quality of the services that John Hancock and the sub-investment manager, directly or indirectly, provide to the Fund, the costs and expenses to be borne by the Fund and John Hancock, and the benefits accruing to the Fund and John Hancock as a result of their relationship. As a result of their consideration, the Trustees, in the exercise of their business judgement, unanimously approved the modified investment advisory fee schedule as being in the best interests of the Mid Cap Growth Fund and to owners of its shares.

ADDITIONAL INFORMATION ABOUT JOHN HANCOCK

   John Hancock began providing investment advice to investment companies in 1972 when it organized one of the Fund's predecessors, which invested primarily in common stocks, for the purpose of funding individual variable annuity contracts. Both before and after that date, John Hancock established a number of investment companies and other accounts investing in common stocks, bonds, or other securities in connection with the funding of variable annuities and variable life insurance. Total assets under management by John Hancock and its subsidiaries as of December 31, 2000, amounted to approximately $125 billion, of which approximately $79 billion was owned by John Hancock. Appendix C to this statement contains additional information concerning John Hancock and its Board of Directors and executive officers.

Trustees' Recommendation

   The Board of Trustees believes that the amendment to the Investment Management Agreement is in the best interests of the Trust and the Mid Cap Growth Fund.


      THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF
               THE MID CAP GROWTH FUND GIVE INSTRUCTIONS TO VOTE
                         FOR APPROVAL OF THE AMENDMENT
                         ---

                     PROPOSAL 2 -- SMALL/MID CAP GROWTH FUND

        APPROVAL OF AN AMENDMENT TO THE INVESTMENT MANAGEMENT AGREEMENT
                       FOR THE SMALL/MID CAP GROWTH FUND

   At its June 13, 2001 meeting, the Board of Trustees unanimously approved, and recommended that Shareholders approve, an amendment to the Investment Management Agreement that would increase fees payable by the Trust to John Hancock for management of the Small/Mid Cap Growth Fund.

NEED FOR SHAREHOLDER VOTE

   The amendment to the Investment Management Agreement for the Fund must be approved by Shareholders before it can go into effect.

THE CURRENT INVESTMENT MANAGEMENT AGREEMENT WITH JOHN HANCOCK

   Pursuant to an Investment Management Agreement with the Trust dated March 15, 1994, John Hancock advises the Trust in connection with policy decisions for the Fund; provides administration of day-to-day operations; provides personnel, office space, equipment and supplies for the Trust; maintains records required by the Investment Company Act of 1940; supervises activities of the sub-investment manager; and supervises the activities of the other providers of services to the Trust. The agreement was last approved by the Shareholders with respect to the Small/Mid Cap Growth Fund (then known as the "Diversified Mid Cap Growth Fund") on April 23, 1999. That approval was in connection with proposals
(i) to change the methodology for allocating certain of the non-advisory expenses of the Trust among the Funds and (ii) to increase John Hancock's commitment to reimburse the Fund for certain of the Fund's non-advisory expenses.

   For any year in which the normal operating costs and expenses of the Fund, exclusive of the investment advisory fees, interest expense, brokerage commissions, taxes and extraordinary expenses outside the control of John Hancock, exceed 0.10% of the Small/Mid Cap Growth Fund's average daily net assets, the current Investment Management Agreement provides that John Hancock will reimburse that Fund in an amount equal to such excess. For the year ended December 31, 2000, no reimbursement was payable to the Small/Mid Cap Growth Fund under this arrangement.

   Under the current Investment Management Agreement, the Fund pays investment advisory fees to John Hancock at an annual rate of 0.75% of the first $250 million of the Fund's average daily net assets, 0.70% on the next $250 million and 0.65% of any additional amounts. From this amount, John Hancock pays fees to the Fund's sub-investment manager, Wellington Management Company, LLP ("Wellington Management"), at an annual rate of 0.50% of the first $50 million of the Fund's average daily net assets, 0.45% of the next $150 million, and 0.40% of any additional amounts.(2)


THE PROPOSED AMENDMENT

   After evaluating the investment advisory fees it receives from the Small/Mid Cap Growth Fund as well as the fees it pays to the sub-investment manager, John Hancock recommended to the Board of
----------
(2) The rates shown reflect a reduction of the sub-investment advisory fees that was approved by the Board of Trustees at its June 13, 2001 meeting. That reduction means that John Hancock now retains an additional amount of the investment advisory fee it receives from the Fund (rather than paying that amount to the sub-investment manager). The additional amount that John Hancock now retains is equal to 0.05% of the first $50 million of the Fund's net assets and 0.1% of the next $50 million. The Board relied on representations from John Hancock and Wellington Management that the quality and quantity of services that each provides to the Fund will not diminish as a result of this sub-investment advisory fee reduction.

Trustees at its June 13, 2001 meeting that the current Investment Management Agreement be amended to reflect an increase in that Fund's investment advisory fees to the following annual levels: 1.00% of the first $50 million of the Fund's average daily net assets, 0.95% of the next $150 million and 0.90% of any additional amounts.

   If those increases had been in effect during 2000 for the Fund, (i) the Fund would have paid John Hancock $1,964,881, rather than the $1,571,388 paid under the current Investment Management Agreement (a 22% increase), and (ii) the ratio of total expenses to average daily net assets would have been 1.07% rather than 0.85%. However, THE 1.07% RATIO COMPARES FAVORABLY WITH TOTAL EXPENSE RATIOS CURRENTLY INCURRED BY FUNDS THAT SUPPORT OTHER VARIABLE INSURANCE PRODUCTS, THAT HAVE SIMILAR INVESTMENT FOCUS, AND THAT ARE OF A SIZE COMPARABLE TO THE SMALL/MID CAP GROWTH FUND (I.E., LESS THAN $250 MILLION IN ASSETS). THE AVERAGE TOTAL EXPENSE RATIO FOR ALL SUCH FUNDS IS 1.10%. The foregoing analysis is based upon a John Hancock study using data as of April 30, 2001 that was collected by Morningstar, Inc., an independent statistical service that tracks expense data on variable insurance funds. Appendix D to this statement contains additional information on John Hancock's calculation of average total fund expenses.

   The following table provides a comparison of the actual expense ratios for 2000 with expense ratios that would have been produced by the proposed modifications for the Small/Mid Cap Growth Fund had they been in effect during the year 2000. The table is based on the Small/Mid Cap Growth Fund's average net assets during the year 2000 and show (1) the current annualized level of all fees and expenses for the Small/Mid Cap Growth Fund; and (2) the pro-forma annualized level of all fees and expenses that would have been incurred by the Fund under the proposed investment advisory fee schedule. The table does not reflect separate account expenses, including sales load and other contract-level expenses.

-------------------------------------------------------------------------------
                                                 Current           Pro-Forma
                                                 -------           ---------
Advisory fees                                     0.75%              0.97%
Distribution and Service (12b-1) Fees             None               None
Other Operating Expenses Absent                   0.10%              10%
 Reimbursement                                    -----              -----
Total Fund Expenses Absent Reimbursement          0.85%              1.07%
Expense Reimbursement (including fee waivers)     (0.0%)             (0.0%)
                                                  -----              -----
Total Fund Expenses After Reimbursement           0.85%              1.07%
-------------------------------------------------------------------------------

Example: The following Example is intended to help compare the cost of investing in the Small/Mid Cap Growth Fund under the current advisory fee schedule with the cost of investing in the Small/Mid Cap Growth Fund under the proposed investment advisory fee schedule. The Example assumes that $10,000 is invested in the Small/Mid Cap Growth Fund at the beginning of the time period indicated, that the investment has a 5% return each year, and that the Small/Mid Cap Growth Fund's operating expenses remain the same. Because shares of the Small/Mid Cap Growth Fund are bought and sold without sales charges, the costs shown in the Example would be the same at the end of the time period indicated, whether or not the shares were redeemed at that time.

                                                    One      Three      Five       Ten
                                                    Year     Years     Years      Years
 Although actual costs may be higher or lower,
 under the current advisory fee schedule, the
 costs would be:                                     $87     $271       $471      $1,049

 Although actual costs may be higher or lower,
 under the proposed advisory fee schedule, the
 costs would be:                                    $109     $340       $590      $1,306

The Example does not reflect any charges imposed under a variable insurance or variable annuity product. If these charges were included, your costs would be higher.

   The proposed amendment to the Investment Management Agreement will change the advisory fee schedule. In all other respects, the current Investment Management Agreement, including John Hancock's agreement to reimburse Small/Mid Cap Growth Fund when that Fund's "other fund expenses" for any year exceed 0.10% of that Fund's average daily net assets, will remain unchanged. See Appendix B to this statement for a description of the Investment Management Agreement.

JOHN HANCOCK'S REASONS FOR PROPOSED CHANGES IN ADVISORY FEES

   After conducting a review of the level of investment advisory fees for comparable funds, John Hancock noted the following:

 . Since the inception of the Fund, there has been a substantial increase in the commitment of qualified personnel, resources and sophisticated information systems and technology by John Hancock to support its increasingly complex investment management activities on behalf of the Trust.

 . The expense to John Hancock associated with client servicing and communication has increased with the development of internet-based information systems and asset allocation tools.

 . The current investment advisory fee and operating expense levels of the Fund are below the average advisory fee and operating expense levels for other mutual funds within the variable insurance products marketplace having similar investment focus and asset size.

 . The historical investment record of John Hancock in managing the Fund compares favorably to other funds having similar investment focus and asset types within the current variable insurance marketplace that are not advised or managed by John Hancock.

 .  The current "spread" between the investment advisory fee the Fund pays John
   Hancock and the sub-investment advisory fee that John Hancock pays to the Fund's sub-investment manager (even after the adjustment referred to in footnote 2 above) is less for the Fund than for certain other Funds of the Trust. The differences in "spread" are the result of a number of factors and do not necessarily correspond in all cases to differences in the amount or value of the services that John Hancock provides.

   Also, John Hancock converted to a publicly-traded company last year, in part to enable it to raise capital in the public markets. John Hancock believed (and continues to believe) that its ability to remain among the country's leading providers of financial services and remain attractive to investors in the capital market depends, among other things, on John Hancock's obtaining sufficient levels of profitability on its various lines of business. John Hancock further believes that this will benefit the Fund, as well as John Hancock, and that the proposed increase in the Fund's investment advisory fee is a reasonable method for helping to achieve that result.

Specifically, John Hancock designed its proposed new fee schedule for the Fund to:

 . remain competitive with other funds in the current variable insurance products marketplace having a similar investment focus and asset size;

 . provide appropriate financial incentives, within the current competitive environment, to support John Hancock's increased allocation of personnel and resources to the Fund;

 .  provide a level of financial incentive that would make it easier for John
   Hancock to include the Fund as an investment option in its new insurance products; and

 . achieve, where feasible and where appropriate, more uniformity among the "spreads" between the investment advisory and sub-investment advisory fees for different Funds.

   As a result of this review and analysis, John Hancock discussed with the Board the changing nature of compensation and fees in the variable insurance marketplace and John Hancock's position relative to marketplace trends in pricing.

BASIS FOR THE TRUSTEES' RECOMMENDATION

   At its meeting held on June 13, 2001, the Board of Trustees, including all the Trustees who are not "interested persons" of the Funds (the "Independent Trustees"), unanimously approved the modified investment advisory fee schedule for the Small/Mid Cap Growth Fund. The Board is recommending that Shareholders approve an amendment to the Investment Management Agreement between the Trust and John Hancock in order to modify the current investment advisory fee schedule.

   In evaluating and approving the amendment, the Board, including the Independent Trustees and with the assistance of outside counsel to the Trust, requested and evaluated information from John Hancock which was relevant to whether the amendment would be in the best interests of the Small/Mid Cap Growth Fund and the owners of its shares. In addition, the Board's Trust Governance Committee, composed exclusively of the Board's Independent Trustees, met with such counsel prior to the Board meeting and evaluated written information provided in advance to the Board by John Hancock.

   In making its decision to approve the modified investment advisory fee schedule, the Board considered factors bearing on the nature, scope, quality and profitability to John Hancock of the services provided to the Trust, with a view toward making a business judgement as to whether the proposed fee increase is, under all of the circumstances, in the best interest of the Trust.

  In approving the increase, the Trustees considered various factors and, in their business judgement, reached various conclusions, principally including the following:

 . The aggregate investment management fees and other expenses that would be paid by the Fund under the modified investment advisory fee schedule compare favorably (as noted in John Hancock's study referred to above) to those paid to other funds within the current variable insurance marketplace having similar investment focus. In this regard, the Trustees considered John Hancock's analysis of comparative fund advisory fee and expense data and noted that comparative data is an important, but not exclusive, factor to rely upon.

 . The historical investment performance and relative investment risk of the Small/Mid Cap Growth Fund is comparable to the median of representative funds having similar investment focus within the current variable insurance marketplace that are not advised or managed by John Hancock.

 . The Trustees noted the need to provide sufficient revenues to John Hancock, within the competitive variable insurance marketplace, to promote the Fund as a funding medium for variable insurance products it may market in the future.

 . The Trustees concluded that a comparison of aggregate fees and expenses can be more meaningful than comparison of advisory fees only and/or comparison of other operating expenses only. In this regard, the Trustees noted that comparable funds may allocate other operating expenses (i.e., non-investment advisory fees) differently between a fund and its adviser than does a Fund of the Trust.

 .  The nature, quality and breadth of investment management services provided by
   John Hancock to the Fund over the years has been favorable, as demonstrated by:

   (a) John Hancock's significantly increased commitment of personnel and resources, since the inception of the Fund, to support the investment management services provided to the Fund,

   (b) the increased sophistication of the investment evaluation and monitoring process used by John Hancock on behalf of the Fund, and
   (c) the continued willingness of John Hancock to agree to limit total operating expenses for the Fund.

 . The Trustees reviewed the proposed new schedule of the investment advisory fees for the Fund. The Trustees considered that, because that schedule provides for automatic fee reductions at $50 million of the Fund's average daily net assets and at $200 million of average daily net assets, a portion of any economies of scale would continue to be passed along to Shareholders.

 . The Trustees considered that, in addition to the advisory fees received by John Hancock from the Trust, John Hancock and JHVLICO (the "Insurers") derive benefits by having the Fund serve as an underlying funding medium for variable insurance products offered by the Insurers, which are subject to fees and charges payable to the Insurers. In this regard, the Trustees considered representations that the Insurers file with the Securities and Exchange Commission ("SEC") that those fees and charges, in the aggregate, are reasonable in relation to the services rendered, expenses expected to be incurred, and risks assumed by the Insurers. While the Trustees are not responsible for the fees and charges deducted by the Insurers under the variable insurance products funded through the Trust, the Trustees did not believe that, any such benefits to John Hancock were inconsistent with the best interests of the Fund.

 . The Trustees considered information from John Hancock about the overall profitability to the Insurers of the variable insurance products funded through the Trust, including profits to John Hancock from serving as the Trust's primary investment adviser. They also considered information provided by John Hancock about the difficulties of quantifying. the cost and profitability of the advisory function separately from the aggregate cost and profitability of all of the functions performed by the Insurers to develop, offer, and maintain the products. The Trustees concluded that, particularly in view of the interdependence of the Fund and the variable insurance products that it supports, the aggregate profitability information the Trustees received was appropriate for purposes of their deliberations.

   In connection with their deliberations, the Trustees and the Governance Committee received legal advice from outside counsel to the Trust regarding the standards and methodology of evaluation established by the SEC, the courts and the industry for mutual funds selling shares to the public and the applicability of those standards and methodology to mutual funds -- like the Trust -- selling shares to life insurance company separate accounts. Such legal counsel, through its representation of John Hancock on certain matters in which the Trust does not have a direct interest, is also familiar with Insurers' variable insurance products and separate accounts funded through the Trust.

   Based upon all of the information and advice available to them, the Trustees considered the extent and quality of the services that John Hancock and the sub-investment manager, directly or indirectly, provide to the Fund, the costs and expenses to be borne by the Fund and John Hancock and the benefits accruing to the Fund and John Hancock as a result of their relationship. As a result of their consideration, the Trustees, in the exercise of their business judgement, unanimously approved the modified investment advisory fee schedule as being in the best interests of the Small/Mid Cap Growth Fund and to owners of its shares.

ADDITIONAL INFORMATION ABOUT JOHN HANCOCK

   See Proposal 1 and Appendix C of this statement for information about John Hancock and its Board of Directors and executive officers.

TRUSTEES' RECOMMENDATION

   The Board of Trustees believes that the amendment to the Investment Management Agreement is in the best interests of the Trust and the Small/Mid Cap Growth Fund.

      THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF
            THE SMALL/MID CAP GROWTH FUND GIVE INSTRUCTIONS TO VOTE
                         FOR APPROVAL OF THE AMENDMENT
                         ---

                       PROPOSAL 3 -- SMALL CAP GROWTH FUND

        APPROVAL OF AN AMENDMENT TO THE INVESTMENT MANAGEMENT AGREEMENT
                         FOR THE SMALL CAP GROWTH FUND

   At its June 13, 2001 meeting, the Board of Trustees unanimously approved, and recommended that Shareholders approve, an amendment to the Investment Management Agreement that would increase fees payable by the Trust to John Hancock for management of the Small Cap Growth Fund.

NEED FOR SHAREHOLDER VOTE

   The amendment to the Investment Management Agreement for the Fund must be approved by Shareholders before it can go into effect.

THE CURRENT INVESTMENT MANAGEMENT AGREEMENT WITH JOHN HANCOCK

   Pursuant to the Investment Management Agreement with the Trust dated March 14, 1996, John Hancock advises the Trust in connection with policy decisions for the Fund; pays the sub-investment manager's fees; provides administration of day-to-day operations; provides personnel, office space, equipment and supplies for the Trust; maintains records required by the Investment Company Act of 1940; supervises activities of the sub-investment manager; and supervises the activities of the other providers of services to the Trust. The agreement was last approved by the Shareholders with respect to the Small Cap Growth Fund on April 23, 1999. That approval was in connection with proposals (i) to change the methodology for allocating certain of the non-advisory expenses of the Trust among the Funds and (ii) to increase John Hancock's commitment to reimburse the Fund for certain of the Fund's non-advisory expenses.

   For any year in which the normal operating costs and expenses of the Fund, exclusive of the investment advisory fees, interest expense, brokerage commissions, taxes and extraordinary expenses outside the control of John Hancock, exceed 0.10% of the Small Cap Growth Fund's average daily net assets, the current Investment Management Agreement provides that John Hancock will reimburse that Fund in an amount equal to such excess. For the year ended December 31, 2000, no reimbursement was paid to the Small Cap Growth Fund under this arrangement.

   Under the current Investment Management Agreement, the Fund pays investment advisory fees to John Hancock at an annual rate of 0.75% of the Fund's average daily net assets. From this amount, John Hancock pays fees to the Fund's sub-investment manager, John Hancock Advisers, Inc. ("JH Advisers"), at the annual rate of 0.50% of the Fund's average daily net assets.

THE PROPOSED AMENDMENT

   After evaluating the investment advisory fees it receives from the Small Cap Growth Fund as well as the fees it pays to the sub-investment manager, John Hancock recommended to the Board of Trustees at its June 13, 2001 meeting that the current Investment Management Agreement be amended to reflect an increase in that Fund's investment advisory fees equal to 0.3% of the Fund's average daily net assets.

   If those increases had been in effect during 2000 for the Fund, (i) the Fund would have paid John Hancock $2,939,502, rather than the $2,152,175 paid under the current Investment Management Agreement (a 30% increase), and (ii) the ratio of total expenses to average daily net assets would have been 1.12% rather than 0.82%. However, THE 1.12% RATIO COMPARES FAVORABLY WITH TOTAL EXPENSE RATIOS CURRENTLY INCURRED BY FUNDS THAT SUPPORT OTHER VARIABLE INSURANCE PRODUCTS, THAT HAVE SIMILAR INVESTMENT FOCUS, AND THAT ARE OF A SIZE COMPARABLE TO THE SMALL CAP GROWTH FUND (I.E., LESS THAN $250 MILLION IN ASSETS). THE AVERAGE TOTAL EXPENSE RATIO FOR ALL SUCH FUNDS IS 1.18%. The foregoing analysis is based upon a John Hancock study using data as of April 30, 2001 that was collected by Morningstar, Inc., an independent statistical service that tracks expense data on variable insurance funds. Appendix D to this statement contains additional information on John Hancock's calculation of average total fund expenses.

   The following table provides a comparison of the actual expense ratios for 2000 with expense ratios that would have been produced by the proposed modifications for the Small Cap Growth Fund had they been in effect during the year 2000. The table is based on the Small Cap Growth Fund's average net assets during the year 2000 and show (1) the current annualized level of all fees and expenses for the Small Cap Growth Fund; and (2) the pro-forma annualized level of all fees and expenses that would have been incurred by the Fund under the proposed investment advisory fee schedule. The table does not reflect separate account expenses, including sales load and other contract-level expenses.

--------------------------------------------------------------------------------
                                                   Current           Pro-Forma
                                                   -------           ---------
Advisory fees                                       0.75%              1.05%
Distribution and Service (12b-1) Fees               None               None
Other Operating Expenses Absent Reimbursement       0.07%              0.07%
                                                    -----              -----
Total Fund Expenses Absent Reimbursement            0.82 %             1.12%
Expense Reimbursement (including fee waivers)      (0.00%)            (0.00%)
                                                    -----              -----
Total Fund Expenses After Reimbursement             0.82%              1.12%
--------------------------------------------------------------------------------

Example: The following Example is intended to help compare the cost of investing in the Small Cap Growth Fund under the current advisory fee schedule with the cost of investing in the Small Cap Growth Fund under the proposed investment advisory fee schedule. The Example assumes that $10,000 is invested in the Small Cap Growth Fund at the beginning of the time period indicated, that the investment has a 5% return each year, and that the Small Cap Growth Fund's operating expenses remain the same. Because shares of the Small Cap Growth Fund are bought and sold without sales charges, the costs shown in the Example would be the same at the end of the time period indicated, whether or not the shares were redeemed at that time.

                                                    One      Three      Five      Ten
                                                    Year     Years     Years     Years
 Although actual costs may be higher or lower,
 under the current advisory fee schedule, the
 costs would be:                                    $ 84     $262       $455     $1,014

 Although actual costs may be higher or lower,
 under the proposed advisory fee schedule, the
 costs would be:                                    $114     $356       $617     $1,363

The Example does not reflect any charges imposed under a variable insurance or variable annuity product. If these charges were included, your costs would be higher.

   The proposed amendment to the Investment Management Agreement will change the advisory fee schedule. In all other respects, the current Investment Management Agreement, including John Hancock's agreement to reimburse the Small Cap Growth Fund when that Fund's "other fund expenses" for any year exceed 0.10% of that Fund's average daily net assets, will remain unchanged. See Appendix B to this statement for a description of the Investment Management Agreement.

JOHN HANCOCK'S REASONS FOR PROPOSED CHANGES IN ADVISORY FEES

   After conducting a review of the level of investment advisory fees for comparable funds, John Hancock noted the following:

 . Since the inception of the Fund, there has been a substantial increase in the commitment of qualified personnel, resources and sophisticated information systems and technology by John Hancock to support its increasingly complex investment management activities on behalf of the Trust.

 . The expense to John Hancock associated with client servicing and communication has increased with the development of internet-based information systems and asset allocation tools.

 . The current investment advisory fee and operating expense levels of the Fund are below the average advisory fee and operating expense levels for other mutual funds within the variable insurance products marketplace having similar investment focus and asset size.

 . The historical investment record of John Hancock in managing the Fund compares favorably to other funds having similar investment focus and asset types within the current variable insurance marketplace that are not advised or managed by John Hancock.

 .  The current "spread" between the investment advisory fee the Fund pays John
   Hancock and the sub-investment advisory fee that John Hancock pays to the Fund's sub-investment manager is less for the Fund than for certain other Funds of the Trust. The differences in "spread" are the result of a number of factors and do not necessarily correspond in all cases to differences in the amount or value of the services that John Hancock provides.

   Also, John Hancock converted to a publicly-traded company last year, in part to enable it to raise capital in the public markets. John Hancock believed (and continues to believe) that its ability to remain among the country's leading providers of financial services and remain attractive to investors in the capital market depends, among other things, on John Hancock's obtaining sufficient levels of profitability on its various lines of business. John Hancock further believes that this will benefit the Fund, as well as John Hancock, and that the proposed increase in the Fund's investment advisory fee is a reasonable method for helping to achieve that result.

Specifically, John Hancock designed its proposed new fee schedule for the Fund to:

 . remain competitive with other funds in the current variable insurance products marketplace having a similar investment focus and asset size;

 . provide appropriate financial incentives, within the current competitive environment, to support John Hancock's increased allocation of personnel and resources to the Fund;

 .  provide a level of financial incentive that would make it easier for John
   Hancock to include the Fund as an investment option in its new insurance policies; and

 . achieve, where feasible and where appropriate, more uniformity among the "spreads" between the investment advisory and sub-investment advisory fees for different Funds.

   As a result of this review and analysis, John Hancock discussed with the Board the changing nature of compensation and fees in the variable insurance marketplace and John Hancock's position relative to marketplace trends in pricing.

BASIS FOR THE TRUSTEES' RECOMMENDATION

   At its meeting held on June 13, 2001, the Board of Trustees, including all the Trustees who are not "interested persons" of the Funds (the "Independent Trustees"), unanimously approved the modified investment advisory fee schedule for the Small Cap Growth Fund. The Board is recommending that Shareholders approve an amendment to the Investment Management Agreement between the Trust and John Hancock in order to modify the current investment advisory fee schedule.

   In evaluating and approving the amendment, the Board, including the Independent Trustees and with the assistance of outside counsel to the Trust, requested and evaluated information from John Hancock which was relevant to whether the amendment would be in the best interests of the Small Cap Growth Fund and the owners of its shares. In addition, the Board's Trust Governance Committee, composed exclusively of the Board's Independent Trustees, met with such counsel prior to the Board meeting and evaluated written information provided in advance to the Board by John Hancock.

   In making its decision to approve the modified investment advisory fee schedule, the Board considered factors bearing on the nature, scope, quality and profitability to John Hancock of the services provided to the Trust, with a view toward making a business judgement as to whether the proposed fee increase is, under all of the circumstances, in the best interest of the Trust.

   In approving the increase, the Trustees considered various factors and, in their business judgement, reached various conclusions, principally including the following:

 . The aggregate investment management fees and other expenses that would be paid by the fund under the modified investment advisory fee schedule compare favorably (as noted in John Hancock's study referred to above) to those paid to other funds within the current variable insurance marketplace having similar investment focus. In this regard, the Trustees considered John Hancock's analysis of comparative fund advisory fee and expense data and noted that comparative data is an important, but not exclusive, factor to rely upon.

 . The historical investment performance and relative investment risk of the Small Cap Growth Fund is comparable to the median of representative funds having similar investment focus within the current variable insurance marketplace that are not advised or managed by John Hancock.

 . The Trustees noted the need to provide sufficient revenues to John Hancock within the competitive variable insurance marketplace, to promote the Fund as a funding medium for variable insurance products it may market in the future.

 . The Trustees concluded that a comparison of aggregate fees and expenses can be more meaningful than comparison of advisory fees only and/or comparison of other operating expenses only. In this regard, the Trustees noted that comparable funds may allocate other operating expenses (i.e., non-investment advisory fees) differently between a fund and its adviser than does a Fund of the Trust.

 .  The nature, quality and breadth of investment management services provided by
   John Hancock to the Fund over the years has been favorable, as demonstrated by:

   (a) John Hancock's significantly increased commitment of personnel and resources, since the inception of the Fund, to support the investment management services provided to the Fund,
   (b) the increased sophistication of the investment evaluation and monitoring process used by John Hancock on behalf of the Fund, and
   (c) the continued willingness of John Hancock to agree to limit total operating expenses for the Fund.

 . The Trustees reviewed the proposed new schedule of the investment advisory fees for the Fund and will consider seeking a fee reduction if the Fund's assets continue to increase, in order that the Fund may share appropriately in the benefits of any economies of scale.

 . The Trustees considered that, in addition to the advisory fees received by John Hancock from the Trust, John Hancock and JHVLICO (the "Insurers") derive benefits by having the Fund serve as an underlying funding medium for variable insurance products offered by the Insurers, which are subject to fees and charges payable to the Insurers. In this regard, the Trustees considered representations that the Insurers file with the Securities and Exchange Commission ("SEC") that those fees and charges, in the aggregate, are reasonable in relation to the services rendered, expenses expected to be incurred, and risks assumed by the Insurers. While the Trustees are not responsible for the fees and charges deducted by the Insurers under the variable insurance products funded through the Trust, the Trustees did not believe that, any such benefits to John Hancock were inconsistent with the best interests of the Fund.

 . The Trustees considered information from John Hancock about the overall profitability to the Insurers of the variable insurance products funded through the Trust, including profits to John Hancock from serving as the Trust's primary investment adviser. They also considered information provided by John Hancock about the difficulties of quantifying the cost and profitability of the advisory function separately from the aggregate cost and profitability of all of the functions performed by the Insurers to develop, offer, and maintain the products. The Trustees concluded that, particularly in view of the interdependence of the Fund and the variable insurance products that it supports, the aggregate profitability information the Trustees received was appropriate for purposes of their deliberations.

   In connection with their deliberations, the Trustees and the Governance Committee received legal advice from outside counsel to the Trust regarding the standards and methodology of evaluation established by the SEC, the courts and the industry for mutual funds selling shares to the public and the applicability of those standards and methodology to mutual funds -- like the Trust -- selling shares to life insurance company separate accounts. Such legal counsel, through its representation of John Hancock on certain matters in which the Trust does not have a direct interest, is also familiar with Insurers' variable insurance products and separate accounts funded through the Trust.

   Based upon all of the information and advice available to them, the Trustees considered the extent and quality of the services that John Hancock and the sub-investment manager, directly or indirectly, provide to the Fund, the costs and expenses to be borne by the Fund and John Hancock and the benefits accruing to the Fund and John Hancock as a result of their relationship. As a result of their consideration, the Trustees, in the exercise of their business judgement, unanimously approved the modified investment advisory fee schedule as being in the best interests of the Small Cap Growth Fund and to owners of its shares.

ADDITIONAL INFORMATION ABOUT JOHN HANCOCK

   See Proposal 1 and Appendix C of this statement for information about John Hancock and its Board of Directors and executive officers.

TRUSTEES' RECOMMENDATION

   The Board of Trustees believes that the amendment to the Investment Management Agreement is in the best interests of the Trust and the Small Cap Growth Fund.

      THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF
              THE SMALL CAP GROWTH FUND GIVE INSTRUCTIONS TO VOTE
                         FOR APPROVAL OF THE AMENDMENT
                         ---

                 PROPOSAL 4 -- INTERNATIONAL OPPORTUNITIES FUND

        APPROVAL OF AN AMENDMENT TO THE INVESTMENT MANAGEMENT AGREEMENT
                    FOR THE INTERNATIONAL OPPORTUNITIES FUND

   At its June 13, 2001 meeting, the Board of Trustees unanimously approved, and recommended that Shareholders approve, an amendment to the Investment
Management Agreement that would increase fees payable by the Trust to John Hancock for management of the International Opportunities Fund.

NEED FOR SHAREHOLDER VOTE

   The amendment to the Investment Management Agreement for the Fund must be approved by Shareholders before it can go into effect.

THE CURRENT INVESTMENT MANAGEMENT AGREEMENT WITH JOHN HANCOCK

   Pursuant to an Investment Management Agreement with the Trust dated March 14, 1996, John Hancock advises the Trust in connection with policy decisions for the Fund; pays the sub-investment manager's fees; provides administration of day-to-day operations; provides personnel, office space, equipment and supplies for the Trust; maintains records required by the Investment Company Act of 1940; supervises activities of the sub-investment manager; and supervises the activities of the other providers of services to the Trust. The agreement was last approved by the Shareholders with respect to the International Opportunities Fund on April 23, 1999. That approval was in connection with proposals (i) to change the methodology for allocating certain of the non-advisory expenses of the Trust among the Funds and (ii) to increase John Hancock's commitment to reimburse the Fund for certain of the Fund's non-advisory expenses.

   For any year in which the normal operating costs and expenses of the Fund, exclusive of the investment advisory fees, interest expense, brokerage commissions, taxes and extraordinary expenses outside the control of John Hancock, exceed 0.10% of the International Opportunities Fund's average daily net assets, the current Investment Management Agreement provides that John Hancock will reimburse that Fund in an amount equal to such excess. The reimbursement paid to the International Opportunities Fund for the year ended December 31, 2000 was $154,309.

   Under the current Investment Management Agreement, the Fund pays investment advisory fees to John Hancock at an annual rate of 1.00% of the first $20 million of the Fund's average daily net assets, 0.85% of the next $30 million and 0.75% of any additional amounts. From this amount, John Hancock pays fees to the Fund's sub-investment manager, T. Rowe Price International, Inc. ("Price International"), at an annual rate of 0.75% of the first $20 million of the Fund's average daily net assets, 0.60% of the next $30 million, 0.50% of the next $150 million, 0.50% of all of the Fund's average daily net assets when the average daily net assets are equal to or greater than $200 million but less than $500 million, and 0.45% of all of the Fund's average daily net assets when the Fund's average daily net assets are $500 million or more.(3)
----------
(3) The rates shown reflect a reduction of the sub-investment advisory fee that was approved by the Board of Trustees at it's June 13, 2001 meeting. That reduction means that John Hancock now would retain an additional amount of the investment advisory fee it receives from the Fund (rather than paying that amount to the sub-investment manager). The additional amount that John Hancock would retain is equal to 0.5% per annum of the average daily net assets of the Fund when net assets of the Fund are $500 million or more. The Board relied on representations from John Hancock and Price International that the quality and quantity of services each provides to the Fund will not diminish as a result of this sub-investment advisory fee reduction.

THE PROPOSED AMENDMENT

   After evaluating the fee to be charged to the International Opportunities Fund as well as to the fees paid to the new sub-investment manager, John Hancock recommended to the Board of Trustees at its June 13, 2001 meeting that the current Investment Management Agreement be amended to reflect an increase in that Fund's investment advisory fees to the following levels: 1.30% of the first $20 million of the Fund's average daily net assets, 1.15% of the next $30 million and 1.05% of any additional amounts.

   If those increases had been in effect during 2000 for the Fund, (i) the Fund would have paid John Hancock $1,213,932, rather than the $918,113 paid under the current Investment Management Agreement (a 30% increase), and (ii) the ratio of total expenses to average daily net assets would have been 1.23% rather than 0.93%. However, THE 1.23% RATIO IS APPROXIMATELY THE SAME AS THE TOTAL EXPENSE RATIOS CURRENTLY INCURRED BY FUNDS THAT SUPPORT OTHER VARIABLE INSURANCE PRODUCTS, THAT HAVE SIMILAR INVESTMENT FOCUS, AND THAT ARE OF A SIZE COMPARABLE TO THE INTERNATIONAL OPPORTUNITIES FUND AT YEAR-END 2000 (I.E., LESS THAN $250 MILLION IN ASSETS). THE AVERAGE TOTAL EXPENSE RATIO FOR ALL SUCH FUNDS IS 1.22%. The foregoing analysis is based upon a John Hancock study using data as of March 31, 2001 that was collected by Morningstar, Inc., an independent statistical service that tracks expense data on variable insurance funds. Appendix D to this statement contains additional information on John Hancock's calculation of average total fund expenses.

   The following table provides a comparison of the actual expense ratios for 2000 with expense ratios that would have been produced by the proposed modifications for the International Opportunities Fund had they been in effect during the year 2000. The table is based on the International Opportunities Fund's average net assets during the year 2000 and show (1) the current annualized level of all fees and expenses for the International Opportunities Fund; and (2) the pro-forma annualized level of all fees and expenses that would have been incurred by the Fund under the proposed investment advisory fee schedule. The table does not reflect separate account expenses, including sales load and other contract-level expenses.

--------------------------------------------------------------------------------
                                                   Current          Pro-Forma
                                                   -------          ---------
Advisory fees                                        0.83%            1.13%
Distribution and Service (12b-1) Fees                None             None
Other Operating Expenses Absent Reimbursement        0.26%            0.26%
                                                     -----            -----
Total Fund Expenses Absent Reimbursement             1.09%            1.39%
Expense Reimbursement (including fee waivers)       (0.16%)          (0.16%)
                                                     -----            -----
Total Fund Expenses After Reimbursement              0.93%            1.23%
--------------------------------------------------------------------------------

Example: The following Example is intended to help compare the cost of investing in the International Opportunities Fund under the current advisory fee schedule with the cost of investing in the International Opportunities Fund under the proposed investment advisory fee schedule. The Example assumes that $10,000 is invested in the International Opportunities Fund at the beginning of the time period indicated, that the investment has a 5% return each year, and that the International Opportunities Fund's operating expenses remain the same. Because shares of the International Opportunities Fund are bought and sold without sales charges, the costs shown in the Example would be the same at the end of the time period indicated, whether or not the shares were redeemed at that time.

                                                    One      Three      Five      Ten
                                                    Year     Years     Years     Years
Although actual costs may be higher or lower,
 under the current advisory fee schedule, the
 costs would be:                                     $ 95     $296      $515     $1,143

Although actual costs may be higher or lower,
 under the proposed advisory fee schedule, the
 costs would be:                                     $125     $390      $676     $1,489

The Example does not reflect any charges imposed under a variable insurance or variable annuity product. If these charges were included, your costs would be higher.

   The proposed amendment to the Investment Management Agreement will change the advisory fee schedule. In all other respects, the current Investment Management Agreement, including John Hancock's agreement to reimburse the International Opportunities Fund when that Fund's "other fund expenses for any year exceed 0.10% of that Fund's average daily net assets, will remain unchanged. See Appendix B to this statement for a description of the Investment Management Agreement.

JOHN HANCOCK'S REASONS FOR PROPOSED CHANGES IN ADVISORY FEES

   After conducting a review of the level of investment advisory fees for comparable funds, John Hancock noted the following:

 . Since the inception of the Fund, there has been a substantial increase in the commitment of qualified personnel, resources and sophisticated information systems and technology by John Hancock to support its increasingly complex investment management activities on behalf of the Trust.

 . The expense to John Hancock associated with client servicing and communication has increased with the development of internet-based information systems and asset allocation tools.

 . The current investment advisory fee and operating expense levels of the Fund are below the average advisory fee and operating expense levels for other mutual funds within the variable insurance products marketplace having similar investment focus and asset size.

 . The historical investment record of John Hancock in managing the Fund compares favorably to other funds having similar investment focus and asset types within the current variable insurance marketplace that are not advised or managed by John Hancock.

 .  The current "spread" between the investment advisory fee the Fund pays John
   Hancock and the sub-investment advisory fee that John Hancock pays to the Fund's sub-investment manager (even after the adjustment referred to in footnote 3 above) is less for the Fund than for certain other Funds of the Trust. The differences in "spread" are the result of a number of factors and do not necessarily correspond in all cases to differences in the amount or value of the services that John Hancock provides.

   Also, John Hancock converted to a publicly-traded company last year, in part to enable it to raise capital in the public markets. John Hancock believed (and continues to believe) that its ability to remain among the country's leading providers of financial services and remain attractive to investors in the capital market depends, among other things, on John Hancock's obtaining sufficient levels of profitability on its various lines of business. John Hancock further believes that this will benefit the Fund, as well as John Hancock, and that the proposed increase in the Fund's investment advisory fee is a reasonable method for helping to achieve that result.

Specifically, John Hancock designed its proposed a new fee schedule for the Fund to:

 . remain competitive with other funds in the current variable insurance products marketplace having a similar investment focus and asset characteristics;

 . provide appropriate financial incentives, within the current competitive environment, to support John Hancock's increased allocation of personnel and resources to the Fund;

 .  provide a level of financial incentive that would make it easier for John
   Hancock to include the Fund as an investment option in its new insurance products; and

 . achieve, where feasible and where appropriate, more uniformity among the "spreads" between the investment advisory and sub-investment advisory fees for different Funds.

   As a result of this review and analysis, John Hancock discussed with the Board the changing nature of compensation and fees in the variable insurance marketplace and John Hancock's position relative to marketplace trends in pricing.

BASIS FOR THE TRUSTEES' RECOMMENDATION

   At its meeting held on June 13, 2001, the Board of Trustees, including all the Trustees who are not "interested persons" of the Funds (the "Independent Trustees"), unanimously approved the modified investment advisory fee schedule for the International Opportunities Fund. The Board is recommending that Shareholders approve an amendment to the Investment Management Agreement between the Trust and John Hancock in order to modify the current investment advisory fee schedule.

   In evaluating and approving the amendment, the Board, including the Independent Trustees and with the assistance of outside counsel to the Trust, requested and evaluated information from John Hancock which was relevant to whether the amendment would be in the best interests of the International Opportunities Fund and the owners of its shares. In addition, the Board's Trust Governance Committee, composed exclusively of the Board's Independent Trustees, met with such counsel prior to the Board meeting and evaluated written information provided in advance to the Board by John Hancock.

   In making its decision to approve the modified investment advisory fee schedule, the Board considered factors bearing on the nature, scope, quality and profitability to John Hancock of the services provided to the Trust, with a view toward making a business judgement as to whether the proposed fee increase is, under all of the circumstances, in the best interest of the Trust.

   In approving the increase, the Trustees considered various factors and, in their business judgement, reached various conclusions, principally including the following:

 . The aggregate investment management fees and other expenses that would be paid by the Fund under the modified investment advisory fee schedule compare favorably (as noted in John Hancock's study referred to above) to those paid to other funds within the current variable insurance marketplace having similar investment focus. In this regard, the Trustees considered John Hancock's analysis of comparative fund advisory fee and expense data and noted that comparative data is an important, but not exclusive, factor to rely upon.

 . The historical investment performance and relative investment risk of the International Opportunities Fund is comparable to the median of representative funds having similar investment focus within the current variable insurance marketplace that are not advised or managed by John Hancock.

 . The Trustees noted the need to provide sufficient revenues to John Hancock, within the competitive variable insurance marketplace, to promote the Fund as a funding medium for variable insurance products it may market in the future.

 . The Trustees concluded that a comparison of aggregate fees and expenses can be more meaningful than comparison of advisory fees only and/or comparison of other operating expenses only. In this regard, the Trustees noted that comparable funds may allocate other operating expenses (i.e., non-investment advisory fees) differently between a fund and its adviser than does a Fund of the Trust.

 .  The nature, quality and breadth of investment management services provided by
   John Hancock to the Fund over the years has been favorable, as demonstrated by:

   (a) John Hancock's significantly increased commitment of personnel and resources, since the inception of the Fund to support the investment management services provided to the Fund,
   (b) the increased sophistication of the investment evaluation and monitoring process used by John Hancock on behalf of the Fund, and
   (c) the continued willingness of John Hancock to agree to limit total operating expenses for the Fund.

 . The Trustees reviewed the proposed new schedule of the investment advisory fees for the Fund and will consider seeking a fee schedule reduction if the Fund's assets continue to increase, in order that the Fund may share appropriately in the benefit of any economies of scale.

 . The Trustees considered that, in addition to the advisory fees received by John Hancock from the Trust, John Hancock and JHVLICO (the "Insurers") derive benefits by having the Fund serve as an underlying funding medium for variable insurance products offered by the Insurers, which are subject to fees and charges payable to the Insurers. In this regard, the Trustees considered representations that the Insurers file with the Securities and Exchange Commission ("SEC") that those fees and charges, in the aggregate, are reasonable in relation to the services rendered, expenses expected to be incurred, and risks assumed by the Insurers. While the Trustees are not responsible for the fees and charges deducted by the Insurers under the variable insurance products funded through the Trust, the Trustees did not believe that, any such benefits to John Hancock were inconsistent with the best interests of the Fund.

 . The Trustees considered information from John Hancock about the overall profitability to the Insurers of the variable insurance products funded through the Trust, including profits to John Hancock from serving as the Trust's primary investment adviser. The also considered information provided by John Hancock about the difficulties of quantifying. the cost and profitability of the advisory function separately from the aggregate cost and profitability of all of the functions performed by the Insurers to develop, offer, and maintain the products. The Trustees concluded that, particularly in view of the interdependence of the Fund and the variable insurance products that it supports, the aggregate profitability information the Trustees received was appropriate for purposes of their deliberations.

   In connection with their deliberations, the Trustees and the Governance Committee received legal advice from outside counsel to the Trust regarding the standards and methodology of evaluation established by the SEC, the courts and the industry for mutual funds selling shares to the public and the applicability of those standards and methodology to mutual funds -- like the Trust -- selling shares to life insurance company separate accounts. Such legal counsel, through its representation of John Hancock on certain matters in which the Trust does not have a direct interest, is also familiar with Insurers' variable insurance products and separate accounts funded through the Trust.

   Based upon all of the information and advice available to them, the Trustees considered the extent and quality of the services that John Hancock and the sub-investment manager, directly or indirectly, provide to the Fund, the costs and expenses to be borne by the Fund and John Hancock, and the benefits accruing to
the Fund and John Hancock as a result of their relationship.   As a result of
their consideration, the Trustees, in the exercise of their business judgement, unanimously approved the modified investment advisory fee schedule as being in the best interests of the International Opportunities Fund and to owners of its shares.

ADDITIONAL INFORMATION ABOUT JOHN HANCOCK

   See Proposal 1 and Appendix C of this statement for information about John Hancock and its Board of Directors and executive officers.

TRUSTEES' RECOMMENDATION

   The Board of Trustees believes that the amendment to the Investment Management Agreement is in the best interests of the Trust and the International Opportunities Fund.


      THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF
        THE INTERNATIONAL OPPORTUNITIES FUND GIVE INSTRUCTIONS TO VOTE
                         FOR APPROVAL OF THE AMENDMENT
                         ---

                    PROPOSAL 5 -- INTERNATIONAL EQUITY FUND

        APPROVAL OF AN AMENDMENT TO THE INVESTMENT MANAGEMENT AGREEMENT
                       FOR THE INTERNATIONAL EQUITY FUND

   At its June 13, 2001 meeting, the Board of Trustees unanimously approved, and recommended that Shareholders approve, an amendment to the Investment Management Agreement that would increase fees payable by the Trust to John Hancock for management of the International Equity Fund.

NEED FOR SHAREHOLDER VOTE

   The amendment to the Investment Management Agreement for the Fund must be approved by Shareholders before it can go into effect.

THE CURRENT INVESTMENT MANAGEMENT AGREEMENT WITH JOHN HANCOCK

   Pursuant to an Investment Management Agreement with the Trust dated July 28, 1999, John Hancock advises the Trust in connection with policy decisions for the Fund; pays the sub-investment manager's fees; provides administration of day-to-day operations; provides personnel, office space, equipment and supplies for the Trust; maintains records required by the Investment Company Act of 1940; supervises activities of the sub-investment manager; and supervises the activities of the other providers of services to the Trust. The agreement was last approved by the Shareholders with respect to the International Equity Fund on August 31, 1999. That approval was also the initial approval of the agreement.

   For any year in which the normal operating costs and expenses of the Fund, exclusive of the investment advisory fees, interest expense, brokerage commissions, taxes and extraordinary expenses outside the control of John Hancock, exceed 0.10% of the International Equity Fund's average daily net assets, the current Investment Management Agreement provides that John Hancock will reimburse that Fund in an amount equal to such excess. The reimbursement paid to the International Equity Fund for the year ended December 31, 2000 was $92,396.

   Under the current Investment Management Agreement, the Trust pays investment advisory fees to John Hancock at an annual rate of 1.00% of the first $50 million of the Fund's average daily net assets, 0.95% of the next $150 million and 0.90% of any additional amounts. From this amount, John Hancock pays fees to the Fund's sub-investment manager, Goldman Sachs Asset Management, a unit of the Investment Management Division of Goldman, Sachs & Co. ("Goldman Sachs"), at an annual rate of 0.60% of the first $50 million of the Fund's average daily net assets, 0.55% of the next $150 million and 0.50% of any additional amounts.

THE PROPOSED AMENDMENT

   After evaluating the investment advisory fees it receives from the International Equity Fund as well as the fees it pays to the sub-investment manager, John Hancock recommended to the Board of Trustees at its June 13, 2001 meeting that the current Investment Management Agreement be amended to reflect an increase in that Fund's investment advisory fees to the following levels:
1.20% of the first $50 million of the Fund's average daily net assets, 1.05% of the next $150 million and 1.00% of any additional amounts.

   If those increases had been in effect during 2000 for the Fund, (i) the Fund would have paid John Hancock $181,271, rather than the $153,381 paid under the current Investment Management Agreement (a 20% increase), and (ii) the ratio of total expenses to average daily net assets would have been 1.30% rather than 1.10%. However, THE 1.30% RATIO IS APPROXIMATELY THE SAME AS THE TOTAL EXPENSE RATIOS CURRENTLY INCURRED BY FUNDS THAT SUPPORT OTHER VARIABLE INSURANCE PRODUCTS, THAT HAVE SIMILAR INVESTMENT FOCUS, AND THAT ARE OF A SIZE COMPARABLE TO THE INTERNATIONAL EQUITY FUND (I.E., LESS THAN $100 MILLION

IN ASSETS). THE AVERAGE TOTAL EXPENSE RATIO FOR ALL SUCH FUNDS IS 1.27%. The foregoing analysis is based upon a John Hancock study using data as of March 31, 2001 that was collected by Morningstar, Inc., an independent statistical service that tracks expense data on variable insurance funds. Appendix D to this statement contains additional information on John Hancock's calculation of average total fund expenses.

   The following table provides a comparison of the actual expense ratios for 2000 with expense ratios that would have been produced by the proposed modifications for the International Equity Fund had they been in effect during the year 2000. The table is based on the International Equity Fund's average net assets during the year 2000 and show (1) the current annualized level of all fees and expenses for the International Equity Fund; and (2) the pro-forma annualized level of all fees and expenses that would have been incurred by the Fund under the proposed investment advisory fee schedule. The table does not reflect separate account expenses, including sales load and other contract-level expenses.

--------------------------------------------------------------------------------
                                                   Current           Pro-Forma
                                                   -------           ---------
Advisory fees                                       1.00%              1.20%
Distribution and Service (12b-1) Fees               None               None
Other Operating Expenses Absent Reimbursement       0.76%              0.76
                                                    -----              -----
Total Fund Expenses Absent Reimbursement            1.76%              1.96%
Expense Reimbursement (including fee waivers)      (0.66%)            (0.66%)
                                                    -----              -----
Total Fund Expenses After Reimbursement             1.10%              1.30%
--------------------------------------------------------------------------------

Example: The following Example is intended to help compare the cost of investing in the International Equity Fund under the current advisory fee schedule with the cost of investing in the International Equity Fund under the proposed investment advisory fee schedule. The Example assumes that $10,000 is invested in the International Equity Fund at the beginning of the time period indicated, that the investment has a 5% return each year, and that the International Equity Fund's operating expenses remain the same. Because shares of the International Equity Fund are bought and sold without sales charges, the costs shown in the Example would be the same at the end of the time period indicated, whether or not the shares were redeemed at that time.

                                                    One      Three      Five      Ten
                                                    Year     Years     Years     Years
Although actual costs may be higher or lower,
 under the current advisory fee schedule, the
 costs would be:                                    $112      $350      $606    $1,340

Although actual costs may be higher or lower,
 under the proposed advisory fee schedule, the
 costs would be:                                    $132      $412      $713    $1,568

The Example does not reflect any charges imposed under a variable insurance or variable annuity product. If these charges were included, your costs would be higher.

   The proposed amendment to the Investment Management Agreement will change the advisory fee schedule. In all other respects, the current Investment Management Agreement, including John Hancock's agreement to reimburse the International Equity Fund when that Fund's "other fund expenses" for any year exceed 0.10% of that Fund's average daily net assets, will remain unchanged. See Appendix B to this statement for a description of the Investment Management Agreement.

JOHN HANCOCK'S REASONS FOR PROPOSED CHANGES IN ADVISORY FEES

   After conducting a review of the level of investment advisory fees for comparable funds, John Hancock noted the following:

 . Since the inception of the Fund, there has been an increase in the commitment of qualified personnel, resources and sophisticated information systems and technology by John Hancock to support its increasingly complex investment management activities on behalf of the Trust.

 . The expense to John Hancock associated with client servicing and communication has increased with the development of internet-based information systems and asset allocation tools.

 . The current investment advisory fee and operating expense levels of the Fund are below the average advisory fee and operating expense levels for other mutual funds within the variable insurance products marketplace having similar investment focus and asset size.

 . The historical investment record of John Hancock in managing the Fund compares favorably to other funds having similar investment focus and asset types within the current variable insurance marketplace that are not advised or managed by John Hancock.

 .  The current "spread" between the investment advisory fee the Fund pays John
   Hancock and the sub-investment advisory fee that John Hancock pays to the Fund's sub-investment manager is less for the Fund than for certain other Funds of the Trust. The differences in "spread" are the result of a number of factors and do not necessarily correspond in all cases to differences in the amount or value of the services that John Hancock provides.

   Also, John Hancock converted to a publicly-traded company last year, in part to enable it to raise capital in the public markets. John Hancock believed (and continues to believe) that its ability to remain among the country's leading providers of financial services and remain attractive to investors in the capital market depends, among other things, on John Hancock's obtaining sufficient levels of profitability on its various lines of business. John Hancock further believes that this will benefit the Fund, as well as John Hancock, and that the proposed increase in the Fund's investment advisory fee is a reasonable method for helping to achieve that result.

Specifically, John Hancock designed its proposed new fee schedule for the Fund to:

 . remain competitive with other funds in the current variable insurance products marketplace having a similar investment focus and asset characteristics;

 . provide appropriate financial incentives, within the current competitive environment, to support John Hancock's increased allocation of personnel and resources to the Fund;

 .  provide a level of financial incentive that would make it easier for John
   Hancock to include the Fund as an investment option in its new insurance products; and

 . achieve, where feasible and where appropriate, more uniformity among the "spreads" between the investment advisory and sub-investment advisory fees for different Funds.

   As a result of this review and analysis, John Hancock discussed with the Board the changing nature of compensation and fees in the variable insurance marketplace and John Hancock's position relative to marketplace trends in pricing.

BASIS FOR THE TRUSTEES' RECOMMENDATION

   At its meeting held on June 13, 2001, the Board of Trustees, including all the Trustees who are not "interested persons" of the Funds (the "Independent Trustees"), unanimously approved the modified investment advisory fee schedule for the International Equity Fund. The Board is recommending that Shareholders approve an amendment to the Investment Management Agreement between the Trust and John Hancock in order to modify the current investment advisory fee schedule.

   In evaluating and approving the amendment, the Board, including the Independent Trustees and with the assistance of outside counsel to the Trust, requested and evaluated information from John Hancock which was relevant to whether the amendment would be in the best interests of the International Equity Fund and the owners of its shares. In addition, the Board's Trust Governance Committee, composed exclusively of the Board's Independent Trustees, met with such counsel prior to the Board meeting and evaluated written information provided in advance to the Board by John Hancock.

   In making its decision to approve the modified investment advisory fee schedule, the board considered factors bearing on the nature, scope, quality and profitability to John Hancock of the services provided to the trust, with a view toward making a business judgement as to whether the proposed fee increase is, under all of the circumstances, in the best interest of the trust.

   In approving the increase, the Trustees considered various factors and, in their business judgement, reached various conclusions, principally including the following:

 . The aggregate investment management fees and other expenses that would be paid by the Fund under the modified investment advisory fee schedule compare favorably (as noted in John Hancock's study referred to above) to those paid to other funds within the current variable insurance marketplace having similar investment focus. In this regard, the Trustees considered John Hancock's analysis of comparative fund advisory fee and expense data and noted that comparative data is an important, but not exclusive, factor to rely upon.

 . The historical investment performance and relative investment risk of the International Equity Fund is comparable to the median of representative funds having similar investment focus within the current variable insurance marketplace that are not advised or managed by John Hancock.

 . The Trustees noted the need to provide sufficient revenues to John Hancock, within the competitive variable insurance marketplace, to promote the Fund as a funding medium for variable insurance products it may market in the future.

 . The Trustees concluded that a comparison of aggregate fees and expenses can be more meaningful than comparison of advisory fees only and/or comparison of other operating expenses only. In this regard, the Trustees noted that comparable funds may allocate other operating expenses (i.e., non-investment advisory fees) differently between a fund and its adviser than does a Fund of the Trust.

 .  The nature, quality and breadth of investment management services provided by
   John Hancock to the Fund over the years has been favorable, as demonstrated by:

   (a) John Hancock's significantly increased commitment of personnel and resources, since the inception of the Fund, to support the investment management services provided to the Fund,
   (b) the increased sophistication of the investment evaluation and monitoring process used by John Hancock on behalf of the Fund, and
   (c) the continued willingness of John Hancock to agree to limit total operating expenses for the Fund.

 . The Trustees reviewed the proposed new schedule of the investment advisory fees for the Fund. The Trustees considered that, because that schedule provides for automatic fee reductions at $50 million of the Fund's average daily net assets, a portion of any economies of scale would continue to be passed along to Shareholders.

 . The Trustees considered that, in addition to the advisory fees received by John Hancock from the Trust, John Hancock and JHVLICO (the "Insurers") derive benefits by having the Fund serve as an underlying funding medium for variable insurance products offered by the Insurers, which are subject to fees and charges payable to the Insurers. In this regard, the Trustees considered representations that the Insurers file with the Securities and Exchange Commission ("SEC") that those fees and charges, in the aggregate, are reasonable in relation to the services rendered, expenses expected to be incurred, and risks assumed by the Insurers. While the Trustees are not responsible for the fees and charges deducted by the Insurers under the variable insurance products funded through the Trust, the Trustees did not believe that, any such benefits to John Hancock were inconsistent with the best interests of the Fund.

 . The Trustees considered information from John Hancock about the overall profitability to the Insurers of the variable insurance products funded through the Trust, including profits to John Hancock from serving as the Trust's primary investment adviser. They also considered information provided by John Hancock about the difficulties of quantifying. the cost and profitability of the advisory function separately from the aggregate cost and profitability of all of the functions performed by the Insurers to develop, offer, and maintain the products. The Trustees concluded that, particularly in view of the interdependence of the Fund and the variable insurance products that it supports, the aggregate profitability information the Trustees received was appropriate for purposes of their deliberations.

   In connection with their deliberations, the Trustees and the Governance Committee received legal advice from outside counsel to the Trust regarding the standards and methodology of evaluation established by the SEC, the courts and the industry for mutual funds selling shares to the public and the applicability of those standards and methodology to mutual funds -- like the Trust -- selling shares to life insurance company separate accounts. Such legal counsel, through its representation of John Hancock on certain matters in which the Trust does not have a direct interest, is also familiar with Insurers' variable insurance products and separate accounts funded through the Trust.

   Based upon all of the information and advice available to them, the Trustees considered the extent and quality of the services that John Hancock and the sub-investment manager, directly or indirectly, provide to the Fund, the costs and expenses to be borne by the Fund and John Hancock and the benefits accruing to the Fund and John Hancock as a result of their relationship. As a result of their consideration, the Trustees, in the exercise of their business judgement, unanimously approved the modified investment advisory fee schedule as being in the best interests of the International Equity Fund and to owners of its shares.

ADDITIONAL INFORMATION ABOUT JOHN HANCOCK

   See Proposal 1 and Appendix C of this statement for information about John Hancock and its Board of Directors and executive officers.

TRUSTEES' RECOMMENDATION

   The Board of Trustees believes that the amendment to the Investment Management Agreement is in the best interests of the Trust and the International Equity Fund.

      THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF
            THE INTERNATIONAL EQUITY FUND GIVE INSTRUCTIONS TO VOTE
                         FOR APPROVAL OF THE AMENDMENT
                         ---

                   PROPOSAL 6 -- EMERGING MARKETS EQUITY FUND

        APPROVAL OF AN AMENDMENT TO THE INVESTMENT MANAGEMENT AGREEMENT
                      FOR THE EMERGING MARKETS EQUITY FUND

   At its June 13, 2001 meeting, the Board of Trustees unanimously approved, and recommended that Shareholders approve, an amendment to the Investment Management Agreement that would increase fees payable by the Trust to John Hancock for management of the Emerging Markets Equity Fund.

NEED FOR SHAREHOLDER VOTE

   The amendment to the Investment Management Agreement for the Fund must be approved by Shareholders before it can go into effect.

THE CURRENT INVESTMENT MANAGEMENT AGREEMENT WITH JOHN HANCOCK

   Pursuant to the Investment Management Agreement with the Trust dated April 14, 1998, John Hancock advises the Trust in connection with policy decisions for the Fund; pays the sub-investment manager's fees; provides administration of day-to-day operations; provides personnel, office space, equipment and supplies for theTrust; maintains records required by the Investment Company Act of 1940; supervises activities of the sub-investment manager; and supervises the activities of the other providers of services to the Trust. The agreement was last approved by the Shareholders with respect to the Emerging Markets Equity Fund on April 23, 1999. That approval was in connection with proposals (i) to change the methodology for allocating certain of the non-advisory expenses of the Trust among the Funds and (ii) to increase John Hancock's commitment to reimburse the Fund for certain of the Fund's non-advisory expenses.

   For any year in which the normal operating costs and expenses of the Fund, exclusive of the investment advisory fees, interest expense, brokerage commissions, taxes and extraordinary expenses outside the control of John Hancock, exceed 0.10% of the Emerging Markets Equity Fund's average daily net assets, the current Investment Management Agreement provides that John Hancock will reimburse that Fund in an amount equal to such excess. The reimbursement paid to the Emerging Markets Equity Fund for the year ended December 31, 2000 was $499,569.

   Under the current Investment Management Agreement, the Trust pays investment advisory fees to John Hancock at an annual rate of 1.30% of the first $10 million of the Fund's average daily net assets, $1.20% of the next $140 million and 1.10% of any additional amounts. From this amount, John Hancock pays fees to the Fund's sub-investment manager, Morgan Stanley Investment Management, Inc. ("Morgan Stanley"), at an annual rate of 1.10% of the first $10 million of the Fund's average daily net assets, 0.90% of the next $140 million and 0.80% of any additional amounts.

THE PROPOSED AMENDMENT

   After evaluating the investment advisory fees it receives from the Emerging Markets Equity Fund as well as the fees it pays to the sub-investment manager, John Hancock recommended to the Board of Trustees at its June 13, 2001 meeting that the current Investment Management Agreement be amended to reflect an increase in that Fund's investment advisory fees to the following levels: 1.65% of the first $10 million of the Fund's average daily net assets, 1.45% of the next $140 million and 1.35% of any additional amounts.

   If those increases had been in effect during 2000 for the Fund, (i) the Fund would have paid John Hancock $683,733, rather than the $566.685 paid under the current Investment Management Agreement (a 28% increase), and (ii) the ratio of total expenses to average daily net assets would have been 1.60% rather than 1.32%. However, THE 1.60% RATIO COMPARES FAVORABLY WITH THE TOTAL EXPENSE RATIOS CURRENTLY INCURRED BY FUNDS THAT SUPPORT OTHER VARIABLE INSURANCE PRODUCTS, THAT HAVE SIMILAR INVESTMENT FOCUS, AND THAT ARE OF A SIZE COMPARABLE TO THE EMERGING MARKETS EQUITY FUND (I.E., LESS THAN $100 MILLION IN ASSETS). THE AVERAGE TOTAL EXPENSE RATIO FOR ALL SUCH FUNDS IS 1.61%. The foregoing analysis is based upon a John Hancock study using data as of April 30, 2001 that was collected by Morningstar, Inc., an independent statistical service that tracks expense data on variable insurance funds. Appendix D to this statement contains additional information on John Hancock's calculation of average total fund expenses.

   The following table provides a comparison of the actual expense ratios for 2000 with expense ratios that would have been produced by the proposed modifications for the Emerging Markets Equity Fund had they been in effect during the year 2000. The table is based on the Emerging Markets Equity Fund's average net assets during the year 2000 and show (1) the current annualized level of all fees and expenses for the Emerging Markets Equity Fund; and (2) the pro-forma annualized level of all fees and expenses that would have been incurred by the Fund under the proposed investment advisory fee schedule. The table does not reflect separate account expenses, including sales load and other contract-level expenses.

-------------------------------------------------------------------------------
                                                   Current          Pro-Forma
                                                   -------          ---------
Advisory fees                                       1.22%             1.50%
Distribution and Service (12b-1) Fees               None              None
Other Operating Expenses Absent Reimbursement       1.27%             1.27%
                                                    -----             -----
Total Fund Expenses Absent Reimbursement            2.49%             2.77%
Expense Reimbursement (including fee waivers)      (1.17%)           (1.17%)
                                                    -----             -----
Total Fund Expenses After Reimbursement             1.32%             1.60%
--------------------------------------------------------------------------------

Example: The following Example is intended to help compare the cost of investing in the Emerging Markets Equity Fund under the current advisory fee schedule with the cost of investing in the Emerging Markets Equity Fund under the proposed investment advisory fee schedule. The Example assumes that $10,000 is invested in the Emerging Markets Equity Fund at the beginning of the time period indicated, that the investment has a 5% return each year, and that the Emerging Markets Equity Fund's operating expenses remain the same. Because shares of the Emerging Markets Equity Fund are bought and sold without sales charges, the costs shown in the Example would be the same at the end of the time period indicated, whether or not the shares were redeemed at that time.

                                                    One      Three      Five      Ten
                                                    Year     Years     Years     Years
Although actual costs may be higher or lower,
 under the current advisory fee schedule, the
 costs would be:                                    $134      $418      $723    $1,590

Although actual costs may be higher or lower,
 under the proposed advisory fee schedule, the
 costs would be:                                    $163      $505      $871    $1,900

The Example does not reflect any charges imposed under a variable insurance or variable annuity product. If these charges were included, your costs would be higher.

   The proposed amendment to the Investment Management Agreement will change the advisory fee schedule. In all other respects, the current Investment Management Agreement, including John Hancock's agreement to reimburse Emerging Markets Equity Fund when that Fund's "other fund expenses" for any year exceed 0.10% of that Fund's average daily net assets, will remain unchanged. See Appendix B to this statement for a description of the Investment Management Agreement.

JOHN HANCOCK'S REASONS FOR PROPOSED CHANGES IN ADVISORY FEES

   After conducting a review of the level of investment advisory fees for comparable funds, John Hancock noted the following:

 . Since the inception of the Fund, there has been a substantial increase in the commitment of qualified personnel, resources and sophisticated information systems and technology by John Hancock to support its increasingly complex investment management activities on behalf of the Trust.

 . The expense to John Hancock associated with client servicing and communication has increased with the development of internet-based information systems and asset allocation tools.

 . The current investment advisory fee and operating expense levels of the Fund are below the average advisory fee and operating expense levels for other mutual funds within the variable insurance products marketplace having similar investment focus and asset size.

 . The historical investment record of John Hancock in managing the Fund compares favorably to other funds having similar investment focus and asset types within the current variable insurance marketplace that are not advised or managed by John Hancock.

 .  The current "spread" between the investment advisory fee the Fund pays John
   Hancock and the sub-investment advisory fee that John Hancock pays to the Fund's sub-investment manager is less for the Fund than for certain other Funds of the Trust. The differences in "spread" are the result of a number of factors and do not necessarily correspond in all cases to differences in the amount or value of the services that John Hancock provides.

   Also, John Hancock converted to a publicly-traded company last year, in part to enable it to raise capital in the public markets. John Hancock believed (and continues to believe) that its ability to remain among the country's leading providers of financial services and remain attractive to investors in the capital market depends, among other things, on John Hancock's obtaining sufficient levels of profitability on its various lines of business. John Hancock further believes that this will benefit the Fund, as well as John Hancock, and that the proposed increase in the Fund's investment advisory fee is a reasonable method for helping to achieve that result.

Specifically, John Hancock designed its proposed new fee schedule for the Fund to:

 . remain competitive with other funds in the current variable insurance products marketplace having a similar investment focus and asset characteristics;

 . provide appropriate financial incentives, within the current competitive environment, to support John Hancock's increased allocation of personnel and resources to the Fund;

 .  provide a level of financial incentive that would make it easier for John
   Hancock to include the Fund as an investment option in its new insurance products; and

 . achieve, where feasible and where appropriate, more uniformity among the "spreads" between the investment advisory and sub-investment advisory fees for different Funds.

   As a result of this review and analysis, John Hancock discussed with the Board the changing nature of compensation and fees in the variable insurance marketplace and John Hancock's position relative to marketplace trends in pricing.

BASIS FOR THE TRUSTEES' RECOMMENDATION

   At its meeting held on June 13, 2001, the Board of Trustees, including all the Trustees who are not "interested persons" of the Funds (the "Independent Trustees"), unanimously approved the modified investment advisory fee schedule for the Emerging Markets Equity Fund. The Board is recommending that Shareholders approve an amendment to the Investment Management Agreement between the Trust and John Hancock in order to modify the current investment advisory fee schedule.

   In evaluating and approving the amendment, the Board, including the Independent Trustees and with the assistance of outside counsel to the Trust, requested and evaluated information from John Hancock which was relevant to whether the amendment would be in the best interests of the Emerging Markets Equity Fund and the owners of its shares. In addition, the Board's Trust Governance Committee, composed exclusively of the Board's Independent Trustees, met with such counsel prior to the Board meeting and evaluated written information provided in advance to the Board by John Hancock.

   In making its decision to approve the modified investment advisory fee schedule, the Board considered factors bearing on the nature, scope, quality and profitability to John Hancock of the services provided to the Trust, with a view toward making a business judgment as to whether the proposed fee increase is, under all of the circumstances, in the best interest of the Trust.

   In approving the increase, the Trustees considered various factors and, in their business judgement, reached various conclusions, principally including the following:

 . The aggregate investment management fees and other expenses that would be paid by the Fund under the modified investment advisory fee schedule compare favorably (as noted in John Hancock's study referred to above) to those paid to other funds within the current variable insurance marketplace having similar investment focus. In this regard, the Trustees considered John Hancock's analysis of comparative fund advisory fee and expense data and noted that comparative data is an important, but not exclusive, factor to rely upon.

 . The historical investment performance and relative investment risk of the Emerging Markets Equity Fund is comparable to the median of representative funds having similar investment focus within the current variable insurance marketplace that are not advised or managed by John Hancock.

 . The Trustees noted the need to provide sufficient revenues to John Hancock, within the competitive variable insurance marketplace, to promote the Fund as a funding medium for variable insurance products it may market in the future.

 . The Trustees concluded that a comparison of aggregate fees and expenses can be more meaningful than comparison of advisory fees only and/or comparison of other operating expenses only. In this regard, the Trustees noted that comparable funds may allocate other operating expenses (i.e., non-investment advisory fees) differently between a fund and its adviser than does a Fund of the Trust.

 .  The nature, quality and breadth of investment management services provided by
   John Hancock to the Fund over the years has been favorable, as demonstrated by:

   (a) John Hancock's significantly increased commitment of personnel and resources, since the inception of the Fund, to support the investment management services provided to the Fund,
   (b) the increased sophistication of the investment evaluation and monitoring process used by John Hancock on behalf of the Fund, and
   (c) the continued willingness of John Hancock to agree to limit total operating expenses for the Fund.

 . The Trustees reviewed the proposed new schedule of the investment advisory fees for the Fund. The Trustees considered that, because that schedule continues to provide for automatic fee reductions at $10 million of the Fund's average daily net assets and also at $150 million and at $300 million of average daily net assets, a portion of any economies of scale would continue to be passed along to Shareholders.

 . The Trustees considered that, in addition to the advisory fees received by John Hancock from the Trust, John Hancock and JHVLICO (the "Insurers") derive benefits by having the Fund serve as an underlying funding medium for variable insurance products offered by the Insurers, which are subject to fees and charges payable to the Insurers. In this regard, the Trustees considered representations that the Insurers file with the Securities and Exchange Commission ("SEC") that those fees and charges, in the aggregate, are reasonable in relation to the services rendered, expenses expected to be incurred, and risks assumed by the Insurers. While the Trustees are not responsible for the fees and charges deducted by the Insurers under the variable insurance products funded through the Trust, the Trustees did not believe that, any such benefits to John Hancock were inconsistent with the best interests of the Fund.

 . The Trustees considered information from John Hancock about the overall profitability to the Insurers of the variable insurance products funded through the Trust, including profits to John Hancock from serving as the Trust's primary investment advise. They also considered information provided by John Hancock about the difficulties of quantifying the cost and profitability of the advisory function separately from the aggregate cost and profitability of all of the functions performed by the Insurers to develop, offer, and maintain the products. The Trustees concluded that, particularly in view of the interdependence of the Fund and the variable insurance products that it supports, the aggregate profitability information the Trustees received was appropriate for purposes of their deliberations.

   In connection with their deliberations, the Trustees and the Governance Committee received legal advice from outside counsel to the Trust regarding the standards and methodology of evaluation established by the SEC, the courts and the industry for mutual funds selling shares to the public and the applicability of those standards and methodology to mutual funds -- like the Trust -- selling shares to life insurance company separate accounts. Such legal counsel, through its representation of John Hancock on certain matters in which the Trust does not have a direct interest, is also familiar with Insurers' variable insurance products and separate accounts funded through the Trust.

   Based upon all of the information and advice available to them, the Trustees considered the extent and quality of the services that John Hancock and the sub-investment manager, directly or indirectly, provide to the Fund, the costs and expenses to be borne by the Fund and John Hancock, and the benefits accruing to the Fund and John Hancock as a result of their relationship. As a result of their consideration, the Trustees, in the exercise of their business judgement, unanimously approved the modified investment advisory fee schedule as being in the best interests of the Emerging Markets Equity Fund and to owners of its shares.

ADDITIONAL INFORMATION ABOUT JOHN HANCOCK

   See Proposal 1 and Appendix C of this statement for information about John Hancock and its Board of Directors and executive officers.

TRUSTEES' RECOMMENDATION

   The Board of Trustees believes that the amendment to the Investment Management Agreement is in the best interests of the Trust and the Emerging Markets Equity Fund.


      THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF
          THE EMERGING MARKETS EQUITY FUND GIVE INSTRUCTIONS TO VOTE
                         FOR APPROVAL OF THE AMENDMENT
                         ---

                       PROPOSAL 7 -- SHORT-TERM BOND FUND

        APPROVAL OF AN AMENDMENT TO THE INVESTMENT MANAGEMENT AGREEMENT
                          FOR THE SHORT-TERM BOND FUND

   At its June 13, 2001 meeting, the Board of Trustees unanimously approved, and recommended that Shareholders approve, an amendment to the Investment Management Agreement that would increase fees payable by the Trust to John Hancock for management of the Short-Term Bond Fund.

NEED FOR SHAREHOLDER VOTE

   The amendment to the Investment Management Agreement for the Fund must be approved by Shareholders before it can go into effect.

THE CURRENT INVESTMENT MANAGEMENT AGREEMENT WITH JOHN HANCOCK

   Pursuant to an Investment Management Agreement with the Trust dated April 15, 1994, John Hancock advises the Trust in connection with policy decisions for the Fund; pays the sub-investment manager's fees; provides administration of day-to-day operations; provides personnel, office space, equipment and supplies for the Trust; maintains records required by the Investment Company Act of 1940; supervises activities of the sub-investment manager; and supervises the activities of the other providers of services to the Trust. The agreement was last approved by the Shareholders with respect to the Short-Term Bond Fund on April 23, 1999. That approval was in connection with proposals (i) to change the methodology for allocating certain of the non-advisory expenses of the Trust among the Funds and (ii) to increase John Hancock's commitment to reimburse the Fund for certain of the Fund's non-advisory expenses.

   For any year in which the normal operating costs and expenses of the Fund, exclusive of the investment advisory fees, interest expense, brokerage commissions, taxes and extraordinary expenses outside the control of John Hancock, exceed 0.10% of the Short-Term Bond Fund's average daily net assets, the current Investment Management Agreement provides that John Hancock will reimburse that Fund in an amount equal to such excess. For the year ended December 31, 2000, no reimbursement was paid to the Short-Term Bond Fund under this arrangement.

   Under the current Investment Management Agreement, the Trust pays investment advisory fees to John Hancock at an annual rate of 0.30% of the Fund's average daily net assets. From this amount, John Hancock pays fees to the Fund's sub-investment manager, Independence Investment LLC ("Independence Investment"), at an annual rate of 0.19% of the first $250 million of the Fund's average daily net assets, 0.17% of the next $250 million, and 0.15% of any additional amounts.

THE PROPOSED AMENDMENT

   After evaluating the investment advisory fees it receives from the Short-Term Bond Fund as well as the fees it pays to the sub-investment manager, John Hancock recommended to the Board of Trustees at its June 13, 2001 meeting that the current Investment Management Agreement be amended to reflect an increase in that Fund's investment advisory fees of 0.30% of the Fund's average daily net assets.

   If those increases had been in effect during 2000 for the Fund, (i) the Fund would have paid John Hancock 441,652, rather than the 220,826 paid under the current Investment Management Agreement (a 100% increase), and (ii) the ratio of total expenses to average daily net assets would have been 0.66% rather than 0.36%. However, THE 0.66% RATIO IS APPROXIMATELY THE SAME AS THE TOTAL EXPENSE RATIOS CURRENTLY INCURRED BY FUNDS THAT SUPPORT OTHER VARIABLE INSURANCE PRODUCTS, THAT HAVE SIMILAR INVESTMENT FOCUS TO THE SHORT-TERM BOND FUND. The average total expense rate for all such funds is

0.66%. The foregoing analysis is based upon a John Hancock study using data as of April 30, 2001 that was collected by Morningstar, Inc., an independent statistical service that tracks expense data on variable insurance funds. Appendix D to this statement contains additional information on John Hancock's calculation of average total fund expenses.

   The following table provides a comparison of the actual expense ratios for 2000 with expense ratios that would have been produced by the proposed modifications for the Short-Term Bond Fund had they been in effect during the year 2000. The table is based on the Short-Term Bond Fund's average net assets during the year 2000 and show (1) the current annualized level of all fees and expenses for the Short-Term Bond Fund; and (2) the pro-forma annualized level of all fees and expenses that would have been incurred by the Fund under the proposed investment advisory fee schedule. The table does not reflect separate account expenses, including sales load and other contract-level expenses.

--------------------------------------------------------------------------------
                                                   Current           Pro-Forma
                                                   -------           ---------
Advisory fees                                       0.30%              0.60%
Distribution and Service (12b-1) Fees               None               None
Other Operating Expenses Absent Reimbursement       0.06%              0.06%
                                                    -----              -----
Total Fund Expenses Absent Reimbursement            0.36%              0.66%
Expense Reimbursement (including fee waivers)      (0.00%)            (0.00%)
                                                    -----              -----
Total Fund Expenses After Reimbursement             0.36%              0.66%
--------------------------------------------------------------------------------

Example: The following Example is intended to help compare the cost of investing in the Short-Term Bond Fund under the current advisory fee schedule with the cost of investing in the Short-Term Bond Fund under the proposed investment advisory fee schedule. The Example assumes that $10,000 is invested in the Short-Term Bond Fund at the beginning of the time period indicated, that the investment has a 5% return each year, and that the Short-Term Bond Fund's operating expenses remain the same. Because shares of the Short-Term Bond Fund are bought and sold without sales charges, the costs shown in the Example would be the same at the end of the time period indicated, whether or not the shares were redeemed at that time.

                                                    One      Three      Five      Ten
                                                    Year     Years     Years     Years
Although actual costs may be higher or lower,
 under the current advisory fee schedule, the
 costs would be:                                    $37      $116      $202      $456

Although actual costs may be higher or lower,
 under the proposed advisory fee schedule, the
 costs would be:                                    $67      $211      $368      $822

The Example does not reflect any charges imposed under a variable insurance or variable annuity product. If these charges were included, your costs would be higher.

   The proposed amendment to the Investment Management Agreement will change the advisory fee schedule. In all other respects, the current Investment Management Agreement, including John Hancock's agreement to reimburse the Short-Term Bond Fund when that Fund's "other fund expenses" for any year exceed 0.10% of that Fund's average daily net assets, will remain unchanged. See Appendix B to this statement for a description of the Investment Management Agreement.

JOHN HANCOCK'S REASONS FOR PROPOSED CHANGES IN ADVISORY FEES

   After conducting a review of the level of investment advisory fees for comparable funds, John Hancock noted the following:

 . Since the inception of the Fund, there has been a substantial increase in the commitment of qualified personnel, resources and sophisticated information systems and technology by John Hancock to support its increasingly complex investment management activities on behalf of the Trust.

 . The expense to John Hancock associated with client servicing and communication has increased with the development of internet-based information systems and asset allocation tools.

 . The current investment advisory fee and operating expense levels of the Fund are far below the average advisory fee and operating expense levels for other mutual funds within the variable insurance products marketplace having similar investment focus.

 . The historical investment record of John Hancock in managing the Fund compares favorably to other funds having similar investment focus and asset types within the current variable insurance marketplace that are not advised or managed by John Hancock.

 .  The current "spread" between the investment advisory fee the Fund pays John
   Hancock and the sub-investment advisory fee that John Hancock pays to the Fund's sub-investment manager is less for the Fund than for certain other Funds of the Trust. The differences in "spread" are the result of a number of factors and do not necessarily correspond in all cases to differences in the amount or value of the services that John Hancock provides.

   Also, John Hancock converted to a publicly-traded company last year, in part to enable it to raise capital in the public markets. John Hancock believed (and continues to believe) that its ability to remain among the country's leading providers of financial services and remain attractive to investors in the capital market depends, among other things, on John Hancock's obtaining sufficient levels of profitability on its various lines of business. John Hancock further believes that this will benefit the Fund, as well as John Hancock, and that the proposed increase in the Fund's investment advisory fee is a reasonable method for helping to achieve that result.

Specifically, John Hancock designed its proposed new fee schedule for the Fund to:

 . remain competitive with other funds in the current variable insurance products marketplace having a similar investment focus and asset characteristics;

 . provide appropriate financial incentives, within the current competitive environment, to support John Hancock's increased allocation of personnel and resources to the Fund;

 .  provide a level of financial incentive that would make it easier for John
   Hancock to include the Fund as an investment option in its new insurance products; and

 . achieve, where feasible and where appropriate, more uniformity among the "spreads" between the investment advisory and sub-investment advisory fees for different Funds.

   As a result of this review and analysis, John Hancock discussed with the Board the changing nature of compensation and fees in the variable insurance marketplace and John Hancock's position relative to marketplace trends in pricing.

BASIS FOR THE TRUSTEES' RECOMMENDATION

   At its meeting held on June 13, 2001, the Board of Trustees, including all the Trustees who are not "interested persons" of the Funds (the "Independent Trustees"), unanimously approved the modified investment advisory fee schedule for the Short-Term Bond Fund. The Board is recommending that Shareholders approve an amendment to the Investment Management Agreement between the Trust and John Hancock in order to modify the current investment advisory fee schedule.

   In evaluating and approving the amendment, the Board, including the Independent Trustees and with the assistance of outside counsel to the Trust, requested and evaluated information from John Hancock which was relevant to whether the amendment would be in the best interests of the Short-Term Bond Fund and the owners of its shares. In addition, the Board's Trust Governance Committee, composed exclusively of the Board's Independent Trustees, met with such counsel prior to the Board meeting and evaluated written information provided in advance to the Board by John Hancock.

   In making its decision to approve the modified investment advisory fee schedule, the Board considered factors bearing on the nature, scope, quality and profitability to John Hancock of the services provided to the Trust, with a view toward making a business judgement as to whether the proposed fee increase is, under all of the circumstances, in the best interest of the Trust.

   In approving the increase, the Trustees considered various factors and, in their business judgement, reached various conclusions, principally including the following:

 . The aggregate investment management fees and other expenses that would be paid by the Fund under the modified investment advisory fee schedule compare favorably (as noted in John Hancock's study referred to above) to those paid to other funds within the current variable insurance marketplace having similar investment focus. In this regard, the Trustees considered John Hancock's analysis of comparative fund advisory fee and expense data and noted that comparative data is an important, but not exclusive, factor to rely upon.

 . The historical investment performance and relative investment risk of the Short-Term Bond Fund is comparable to the median of representative funds having similar investment focus within the current variable insurance marketplace that are not advised or managed by John Hancock.

 . The Trustees noted the need to provide sufficient revenues to John Hancock, within the competitive variable insurance marketplace, to promote the Fund as a funding medium for variable insurance products it may market in the future.

The Trustees concluded that a comparison of aggregate fees and expenses can be more meaningful than comparison of advisory fees only and/or comparison of other operating expenses only. In this regard, the Trustees noted that comparable funds may allocate other operating expenses (i.e., non-investment advisory fees) differently between a fund and its adviser than does a Fund of the Trust.

 .  The nature, quality and breadth of investment management services provided by
   John Hancock to the Fund over the years as been favorable, as demonstrated by:

   (a) John Hancock's significantly increased commitment of personnel and resources, since the inception of the Fund, to support the investment management services provided to the Fund,
   (b) the increased sophistication of the investment evaluation and monitoring process used by John Hancock on behalf of the Fund, and
   (c) the continued willingness of John Hancock to agree to limit total operating expenses for the Fund.

 . The Trustees reviewed the proposed new schedule of the investment advisory fees for the Fund and will consider seeking a fee schedule reduction if the Fund's assets continue to increase, in order that the Fund may share appropriately in the benefits of any economies of scale.

 . The Trustees considered that, in addition to the advisory fees received by John Hancock from the Trust, John Hancock and JHVLICO (the "Insurers") derive benefits by having the Fund serve as an underlying funding medium for variable insurance products offered by the Insurers, which are subject to fees and charges payable to the Insurers. In this regard, the Trustees considered representations that the Insurers file with the Securities and Exchange Commission ("SEC") that those fees and charges, in the aggregate, are reasonable in relation to the services rendered, expenses expected to be incurred, and risks assumed by the Insurers. While the Trustees are not responsible for the fees and charges deducted by the Insurers under the variable insurance products funded through the Trust, the Trustees did not believe that, any such benefits to John Hancock were inconsistent with the best interests of the Fund.

 . The Trustees considered information from John Hancock about the overall profitability to the Insurers of the variable insurance products funded through the Trust, including profits to John Hancock from serving as the Trust's primary investment adviser. They also considered information provided by John Hancock about the difficulties of quantifying the cost and profitability of the advisory function separately from the aggregate cost and profitability of all of the functions performed by the Insurers to develop, offer, and maintain the products. The Trustees concluded that, particularly in view of the interdependence of the Fund and the variable insurance products that it supports, the aggregate profitability information the Trustees received was appropriate for purposes of their deliberations.

   In connection with their deliberations, the Trustees and the Governance Committee received legal advice from outside counsel to the Trust regarding the standards and methodology of evaluation established by the SEC, the courts and the industry for mutual funds selling shares to the public and the applicability of those standards and methodology to mutual funds -- like the Trust -- selling shares to life insurance company separate accounts. Such legal counsel, through its representation of John Hancock on certain matters in which the Trust does not have a direct interest, is also familiar with Insurers' variable insurance products and separate accounts funded through the Trust.

Based upon all of the information and advice available to them, the Trustees considered the extent and quality of the services that John Hancock and the sub-investment manager, directly or indirectly, provide to the Fund, the costs and expenses to be borne by the Fund and John Hancock, and the benefits accruing to the Fund and John Hancock as a result of their relationship. As a result of their consideration, the Trustees, in the exercise of their business judgement, unanimously approved the modified investment advisory fee schedule as being in the best interests of the Short-Term Bond Fund and to owners of its shares.

ADDITIONAL INFORMATION ABOUT JOHN HANCOCK

   See Proposal 1 and Appendix C of this statement for information about John Hancock and its Board of Directors and executive officers.

TRUSTEES' RECOMMENDATION

   The Board of Trustees believes that the amendment to the Investment Management Agreement is in the best interests of the Trust and the Short-Term Bond Fund.

      THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF
              THE SHORT-TERM BOND FUND GIVE INSTRUCTIONS TO VOTE
                         FOR APPROVAL OF THE AMENDMENT
                         ---

                       PROPOSAL 8 -- HIGH YIELD BOND FUND

        APPROVAL OF AN AMENDMENT TO THE INVESTMENT MANAGEMENT AGREEMENT
                          FOR THE HIGH YIELD BOND FUND

   At its June 13, 2001 meeting, the Board of Trustees unanimously approved, and recommended that Shareholders approve, an amendment to the Investment Management Agreement that would increase fees payable by the Trust to John Hancock for management of the High Yield Bond Fund.

NEED FOR SHAREHOLDER VOTE

   The amendment to the Investment Management Agreement for the Fund must be approved by Shareholders before it can go into effect.

THE CURRENT INVESTMENT MANAGEMENT AGREEMENT WITH JOHN HANCOCK

   Pursuant to the Investment Management Agreement with the Trust dated April 14, 1998, John Hancock advises the Trust in connection with policy decisions for the Fund; pays the sub-investment manager's fees; provides administration of day-to-day operations; provides personnel, office space, equipment and supplies for the Trust; maintains records required by the Investment Company Act of 1940; supervises activities of the sub-investment manager; and supervises the activities of the other providers of services to the Trust. The agreement was last approved by the Shareholders with respect to the High Yield Bond Fund on April 23, 1999. That approval was in connection with proposals (i) to change the methodology for allocating certain of the non-advisory expenses of the Trust among the Funds and (ii) to increase John Hancock's commitment to reimburse the Fund for certain of the Fund's non-advisory expenses.

   For any year in which the normal operating costs and expenses of the Fund, exclusive of the investment advisory fees, interest expense, brokerage commissions, taxes and extraordinary expenses outside the control of John Hancock, exceed 0.10% of the High-Yield Bond Fund's average daily net assets, the current Investment Management Agreement provides that John Hancock will reimburse that Fund in an amount equal to such excess. The reimbursement paid to the High-Yield Bond Fund for the year ended December 31, 2000 was $29,619.

   Under the current Investment Management Agreement, the Trust pays investment advisory fees to John Hancock at an annual rate of 0.65% of the first $100 million of the Fund's average daily net assets, 0.60% of the next $100 million and 0.50% of any additional amounts. From this amount, John Hancock pays fees to the Fund's sub-investment manager, Wellington Management, at an annual rate of 0.45% of the Fund's average daily net assets.(4)

THE PROPOSED AMENDMENT

   After evaluating the investment advisory fees it receives from the High-Yield Bond Fund as well as the fees it pays to the sub-investment manager, John Hancock recommended to the Board of Trustees at its
----------
(4) The rate shown reflects changes to the sub-investment advisory fee that were proposed by John Hancock and approved by the Board of Trustees at its June 13, 2001 meeting. These changes mean that the amount that John Hancock now retains from the investment advisory fee it receives from the Fund (rather than paying that amount to the sub-investment manager) is different. Specifically, John Hancock retains an additional amount equal to 0.5% per annum of the first $100 million of the average daily net assets of the Fund, but the amount John
Hancock would retain would be 0.5% per annum less on all average daily net assets of the Fund in excess of $200 million, and will increase the fees it pays Wellington Management by a corresponding amount. The Board relied on representations from John Hancock and Wellington Management that the quality and quantity of services each provides to the Fund will not diminish as a result of these changes.

June 13, 2001 meeting that the current Investment Management Agreement be amended to reflect an increase in that Fund's investment advisory fees to the following levels: 0.80% of the first $100 million of the Fund's average daily net assets and 0.70% of any additional amounts.

   If those increases had been in effect during 2000 for the Fund, (i) the Fund would have paid John Hancock $220,537, rather than the $183,784 paid under the current Investment Management Agreement (a 15% increase), and (ii) the ratio of total expenses to average daily net assets would have been 0.90% rather than 0.75%. However, THE 0.90% RATIO IS APPROXIMATELY THE SAME AS THE TOTAL EXPENSE RATIOS CURRENTLY INCURRED BY FUNDS THAT SUPPORT OTHER VARIABLE INSURANCE PRODUCTS, THAT HAVE SIMILAR INVESTMENT FOCUS, AND THAT ARE OF A SIZE COMPARABLE TO THE HIGH-YIELD BOND FUND (I.E., LESS THAN $100 MILLION IN ASSETS). The average total expense ratio for all such funds is 0.90%. The foregoing analysis is based upon a John Hancock study using data as of March 31, 2001 that was collected by Morningstar, Inc., an independent statistical service that tracks expense data on variable insurance funds. Appendix D to this statement contains additional information on John Hancock's calculation of average total fund expenses.

   The following table provides a comparison of the actual expense ratios for 2000 with expense ratios that would have been produced by the proposed modifications for the High-Yield Bond Fund had they been in effect during the year 2000. The table is based on the High-Yield Bond Fund's average net assets during the year 2000 and show (1) the current annualized level of all fees and expenses for the High-Yield Bond Fund and (2) the pro-forma annualized level of all fees and expenses that would have been incurred by the Fund under the proposed investment advisory fee schedule. The table does not reflect separate account expenses, including sales load and other contract-level expenses.

--------------------------------------------------------------------------------
                                                   Current           Pro-Forma
                                                   -------           ---------
Advisory fees                                       0.65%              0.80%
Distribution and Service (12b-1) Fees               None               None
Other Operating Expenses Absent Reimbursement       0.22%              0.22%
                                                    -----              -----
Total Fund Expenses Absent Reimbursement            0.87%              1.02%
Expense Reimbursement (including fee waiver)       (0.12%)            (0.12%)
                                                    -----              -----
Total Fund Expenses After Reimbursement             0.75%              0.90%
--------------------------------------------------------------------------------

Example: The following Example is intended to help compare the cost of investing in the High-Yield Bond Fund under the current advisory fee schedule with the cost of investing in the High-Yield Bond Fund under the proposed investment advisory fee schedule. The Example assumes that $10,000 is invested in the High-Yield Bond Fund at the beginning of the time period indicated, that the investment has a 5% return each year, and that the High-Yield Bond Fund's operating expenses remain the same. Because shares of the High-Yield Bond Fund are bought and sold without sales charges, the costs shown in the Example would be the same at the end of the time period indicated, whether or not the shares were redeemed at that time.

                                                    One      Three      Five      Ten
                                                    Year     Years     Years     Years
Although actual costs may be higher or lower,
 under the current advisory fee schedule, the
 costs would be:                                     $77      $240      $417    $  930

Although actual costs may be higher or lower,
 under the proposed advisory fee schedule, the
 costs would be:                                     $92      $287      $498    $1,108

The Example does not reflect any charges imposed under a variable insurance or variable annuity product. If these charges were included, your costs would be higher.

   The proposed amendment to the Investment Management Agreement will change the advisory fee schedule. In all other respects, the current Investment Management Agreement, including John Hancock's agreement to reimburse the High-Yield Bond Fund when that Fund's "other fund expenses" for any year exceed 0.10% of that Fund's average daily net assets, will remain unchanged. See Appendix B to this statement for a description of the Investment Management Agreement.

JOHN HANCOCK'S REASONS FOR PROPOSED CHANGES IN ADVISORY FEES

   After conducting a review of the level of investment advisory fees for comparable funds, John Hancock noted the following:

 . Since the inception of the Fund, there has been a substantial increase in the commitment of qualified personnel, resources and sophisticated information systems and technology by John Hancock to support its increasingly complex investment management activities on behalf of the Trust.

 . The expense to John Hancock associated with client servicing and communication has increased with the development of internet-based information systems and asset allocation tools.

 . The current investment advisory fee and operating expense levels of the Fund are below the average advisory fee and operating expense levels for other mutual funds within the variable insurance products marketplace having similar investment focus and asset size.

 . The historical investment record of John Hancock in managing the Fund compares favorably to other funds having similar investment focus and asset types within the current variable insurance marketplace that are not advised or managed by John Hancock.

 .  The current "spread" between the investment advisory fee the Fund pays John
   Hancock and the sub-investment advisory fee that John Hancock pays to the Fund's sub-investment manager (even after the adjustments referred to in footnote 4 above) is less for the Fund than for certain other Funds of the Trust. The differences in "spread" are the result of a number of factors and do not necessarily correspond in all cases to differences in the amount or value of the services that John Hancock provides.

   Also, John Hancock converted to a publicly-traded company last year, in part to enable it to raise capital in the public markets. John Hancock believed (and continues to believe) that its ability to remain among the country's leading providers of financial services and remain attractive to investors in the capital market depends, among other things, on John Hancock's obtaining sufficient levels of profitability on its various lines of business. John Hancock further believes that this will benefit the Fund, as well as John Hancock, and that the proposed increase in the Fund's investment advisory fee is a reasonable method for helping to achieve that result.

Specifically, John Hancock designed its proposed new fee schedule for the Fund to:

 . remain competitive with other funds in the current variable insurance products marketplace having a similar investment focus and asset characteristics;

 . provide appropriate financial incentives, within the current competitive environment, to support John Hancock's increased allocation of personnel and resources to the Fund;

 .  provide a level of financial incentive that would make it easier for John
   Hancock to include the Fund as an investment option in its new insurance products; and

 . achieve, where feasible and where appropriate, more uniformity among the "spreads" between the investment advisory and sub-investment advisory fees for different Funds.

   As a result of this review and analysis, John Hancock discussed with the Board the changing nature of compensation and fees in the variable insurance marketplace and John Hancock's position relative to marketplace trends in pricing.

BASIS FOR THE TRUSTEES' RECOMMENDATION

   At its meeting held on June 13, 2001, the Board of Trustees, including all the Trustees who are not "interested persons" of the Funds (the "Independent Trustees"), unanimously approved the modified investment advisory fee schedule for the High Yield Bond Fund. The Board is recommending that Shareholders approve an amendment to the Investment Management Agreement between the Trust and John Hancock in order to modify the current investment advisory fee schedule.

   In evaluating and approving the amendment, the Board, including the Independent Trustees and with the assistance of outside counsel to the Trust, requested and evaluated information from John Hancock which was relevant to whether the amendment would be in the best interests of the High Yield Bond Fund and the owners of its shares. In addition, the Board's Trust Governance Committee, composed exclusively of the Board's Independent Trustees, met with such counsel prior to the Board meeting and evaluated written information provided in advance to the Board by John Hancock.

   In making its decision to approve the modified investment advisory fee schedule, the Board considered factors bearing on the nature, scope, quality and profitability to John Hancock of the services provided to the Trust, with a view toward making a business judgement as to whether the proposed fee increase is, under all of the circumstances, in the best interest of the Trust.

   In approving the increase, the Trustees considered various factors and, in their business judgement, reached various conclusions, principally including the following:

 . The aggregate investment management fees and other expenses that would be paid by the Fund under the modified investment advisory fee schedule compare favorably (as noted in John Hancock's study referred to above) to those paid to other funds within the current variable insurance marketplace having similar investment focus. In this regard, the Trustees considered John Hancock's analysis of comparative fund advisory fee and expense data and noted that comparative data is an important, but not exclusive, factor to rely upon.

 . The historical investment performance and relative investment risk of the High Yield Bond Fund is comparable to the median of representative funds having similar investment focus within the current variable insurance marketplace that are not advised or managed by John Hancock.

 . The Trustees noted the need to provide sufficient revenues to John Hancock, within the competitive variable insurance marketplace, to promote the Fund as a funding medium for variable insurance products it may market in the future.

 . The Trustees concluded that a comparison of aggregate fees and expenses can be more meaningful than comparison of advisory fees only and/or comparison of other operating expenses only. In this regard, the Trustees noted that comparable funds may allocate other operating expenses (i.e., non-investment advisory fees) differently between a fund and its adviser than does a Fund of the Trust.

 .  The nature, quality and breadth of investment management services provided by
   John Hancock to the Fund over the years has been favorable, as demonstrated by:

   (a) John Hancock's significantly increased commitment of personnel and resources, since the inception of the Fund, to support the investment management services provided to the Fund,
   (b) the increased sophistication of the investment evaluation and monitoring process used by John Hancock on behalf of the Fund, and
   (c) the continued willingness of John Hancock to agree to limit total operating expenses for the Fund.

 . The Trustees reviewed the proposed new schedule of the investment advisory fees for the Fund and will consider seeking a fee schedule reduction if the Fund's assets continue to increase, in order that the Fund may share appropriately in the benefits of any economies of scale.

 . The Trustees considered that, in addition to the advisory fees received by John Hancock from the Trust, John Hancock and JHVLICO (the "Insurers") derive benefits by having the Fund serve as an underlying funding medium for variable insurance products offered by the Insurers, which are subject to fees and charges payable to the Insurers. In this regard, the Trustees considered representations that the Insurers file with the Securities and Exchange Commission ("SEC") that those fees and charges, in the aggregate, are reasonable in relation to the services rendered, expenses expected to be incurred, and risks assumed by the Insurers. While the Trustees are not responsible for the fees and charges deducted by the Insurers under the variable insurance products funded through the Trust, the Trustees did not believe that, any such benefits to John Hancock were inconsistent with the best interests of the Fund.

 . The Trustees considered information from John Hancock about the overall profitability to the Insurers of the variable insurance products funded through the Trust, including profits to John Hancock from serving as the Trust's primary investment adviser. They also considered information provided by John Hancock about the difficulties of quantifying the cost and profitability of the advisory function separately from the aggregate cost and profitability of all of the functions performed by the Insurers to develop, offer, and maintain the products. The Trustees concluded that, particularly in view of the interdependence of the Fund and the variable insurance products that it supports, the aggregate profitability information the Trustees received was appropriate for purposes of their deliberations.

   In connection with their deliberations, the Trustees and the Governance Committee received legal advice from outside counsel to the Trust regarding the standards and methodology of evaluation established by the SEC, the courts and the industry for mutual funds selling shares to the public and the applicability of those standards and methodology to mutual funds -- like the Trust -- selling shares to life insurance company separate accounts. Such legal counsel, through its representation of John Hancock on certain matters in which the Trust does not have a direct interest, is also familiar with Insurers' variable insurance products and separate accounts funded through the Trust.

   Based upon all of the information and advice available to them, the Trustees considered the extent and quality of the services that John Hancock and the sub-investment manager, directly or indirectly, provide to the Fund, the costs and expenses to be borne by the Fund and John Hancock, and the benefits accruing to the Fund and John Hancock as a result of their relationship. As a result of their consideration, the Trustees, in the exercise of their business judgment, unanimously approved the modified investment advisory fee schedule as being in the best interests of the High Yield Bond Fund and to owners of its shares.

ADDITIONAL INFORMATION ABOUT JOHN HANCOCK

   See Proposal 1 and Appendix C of this statement for information about John Hancock and its Board of Directors and executive officers.

TRUSTEES' RECOMMENDATION

   The Board of Trustees believes that the amendment to the Investment Management Agreement is in the best interests of the Trust and the High-Yield Bond Fund.

      THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF
              THE HIGH YIELD BOND FUND GIVE INSTRUCTIONS TO VOTE
                         FOR APPROVAL OF THE AMENDMENT
                         ---

                                                                      APPENDIX A

                         RECORD DATE AND VOTING SHARES
   As of the close of business on July 12, 2001 ("the record date"), the following shares were outstanding:

               Name of Fund                                Number of Shares
----------------------------------  ------------------------------------------
Mid Cap Growth                                                 25,381,536.208
------------------------------------------------------------------------------
Small/Mid Cap Growth                                           12,891,756.099
------------------------------------------------------------------------------
Small Cap Growth                                               16,020,575.357
------------------------------------------------------------------------------
International Opportunities                                     8,858,783.575
------------------------------------------------------------------------------
International Equity                                            2,690,579.333
------------------------------------------------------------------------------
Emerging Markets Equity                                         4,316,356.201
------------------------------------------------------------------------------
Short-Term Bond                                                11,802,832.276
------------------------------------------------------------------------------
High Yield Bond                                                 5,338,870.543
------------------------------------------------------------------------------

   Each Trust share is entitled to one vote, and fractional votes will be counted.

   The number of Trust Shares attributable to each owner of a variable life insurance policy ("policy") is determined by dividing, as of the record date of the Meeting, a policy's cash (or account) value (less any outstanding indebtedness) in the designated subaccount of the applicable Account by the net asset value of one share in the corresponding Fund in which the assets of the subaccount are invested. The number of Trust shares attributable to each owner of a variable annuity contract ("contract") is determined by dividing, as of the record date of the Meeting, the value of the Accumulation Shares under a contract (or for each contract under which annuity payments have commenced, the equivalent determined by dividing the contract reserves by the value of one Accumulation Share) in the designated subaccount of the applicable Account by the net asset value of one share in the corresponding Fund in which the assets of the subaccount are invested.

   As of the close of business on July 12, 2001, John Hancock and JHVLICO had in the aggregate the following numbers of shares representing their contributions and other amounts in the Accounts that are in excess of the amounts attributable to policies and contracts:

                                                            Percentage of Total
Name of Fund                       Number of Shares          Shares Outstanding
-------------                   ------------------------   ---------------------
Mid Cap Growth                                 0                          0
--------------------------------------------------------------------------------
Small/Mid Cap Growth                           0                          0
--------------------------------------------------------------------------------
Small Cap Growth                               0                          0
--------------------------------------------------------------------------------
International Opportunities          135,774.276                       1.50%
--------------------------------------------------------------------------------
International Equity               1,061,759.365                      39.50%
--------------------------------------------------------------------------------
Emerging Markets Equity            1,103,726.012                      25.60%
--------------------------------------------------------------------------------
Short-Term Bond                                0                          0
--------------------------------------------------------------------------------
High Yield Bond                                0                          0
--------------------------------------------------------------------------------

                                                                      Appendix B
              SUMMARY OF CURRENT INVESTMENT MANAGEMENT AGREEMENTS

   The current investment management agreements between the Trust and John Hancock are summarized below.

   Pursuant to the investment management agreements, John Hancock advises the Funds in connection with policy decisions; supervises activities of the Fund's sub-investment manager; provides personnel, office space, equipment and supplies for the Trust; and (to the extent that those services are not provided by other service providers to the Trust) provides administration of day-to-day operations and maintains records required by the Investment Company Act of 1940.

   For its investment management and advisory services, John Hancock is paid a fee by the Fund(s) at a specified rate that varies by Fund.

   THE INVESTMENT MANAGEMENT AGREEMENTS ALSO PROVIDE THAT, FOR ANY FISCAL YEAR IN WHICH THE NORMAL OPERATING COSTS AND EXPENSES OF A FUND, EXCLUSIVE OF ITS INVESTMENT ADVISORY FEES, INTEREST, BROKERAGE COMMISSIONS, TAXES AND EXTRAORDINARY EXPENSES OUTSIDE THE CONTROL OF JOHN HANCOCK, EXCEED 0.10% OF THE FUND'S AVERAGE DAILY NET ASSETS, JOHN HANCOCK WILL REIMBURSE THE FUND PROMPTLY AFTER THE END OF THE FISCAL YEAR IN AN AMOUNT EQUAL TO SUCH EXCESS.

   Under the investment management agreements, John Hancock also pays the compensation of Trust officers and employees and the expenses of clerical services relating to the administration of the Trust. The Trust bears all of its expenses not specifically assumed by John Hancock. These include, but are not limited to, taxes, custodian and auditing fees, brokerage commissions, advisory fees, the compensation of unaffiliated Trustees, the cost of the Trust's fidelity bond, the cost of printing and distributing to Shareholders the Trust's annual and semi-annual reports, the cost of printing, distributing to Shareholders, and tabulating proxy materials, compensation paid for certain accounting, valuation and compliance services, legal fees, securities registration expenses, organizational expenses, association dues and other expenses related to the Trust's operations.

   John Hancock also indemnifies each member of the Board of Trustees against losses by reason of failure (other than through willful misfeasance, bad faith, gross negligence or reckless disregard of duties) to take any action relating to the investment or reinvestment of assets in the Trust, including failure to seek or retain investment advice or management in addition to or in place of that provided by John Hancock or the sub-investment managers.

   Unless modified or terminated, the investment management agreement will continue with respect to the Fund from year to year but only so long as such continuance is specifically approved at least annually by (a) a majority of the Board of Trustees who are not interested persons of JHVLICO, John Hancock or the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (b) either a vote of the Board of Trustees or a majority of the outstanding voting shares of the Fund. The investment management agreement also provides that it may, on 60 days' notice, be terminated at any time without penalty by the Board of Trustees, by majority vote of the outstanding voting shares of the Fund, or by John Hancock. The investment management agreement automatically terminates in the event of its assignment.

                                                                      Appendix C

                     FURTHER INFORMATION ABOUT JOHN HANCOCK


JOHN HANCOCK

   John Hancock, John Hancock Place, Boston, Massachusetts 02117, is a life insurance company chartered in Massachusetts in 1862. It is authorized to transact a life insurance and annuity business in all fifty states. John Hancock began selling variable annuity contracts in 1971 and variable life insurance policies in 1993. Its Accounts owned Trust shares representing 99.21% of the net
                                                               -----
assets of the Trust on July 12, 2001. Signator Investors, Inc., a company affiliated with John Hancock, acts as "principal underwriter" of the Trust's shares pursuant to an Underwriting and Indemnity Agreement, dated May 1, 1997, to which John Hancock and the Trust are parties. Under the Agreement, Signator Investors, Inc. collects no additional charges or commissions in connection with its duties as principal underwriter.

   John Hancock is managed by its Board of Directors. The business address of all directors and executive officers of John Hancock is John Hancock Place, Boston, Massachusetts 02117.

   The directors and executive officers of John Hancock are as follows:

DIRECTORS                                  Principal Occupation
---------                                  --------------------
David F. D'Alessandro       Chairman, President and Chief Executive Officer,
                            John Hancock
Foster L. Aborn             Director, formerly Vice Chairman of the Board and
                            Chief Investment Officer, John Hancock
Samuel W. Bodman            Chairman of the Board and Chief Executive
                            Officer, Cabot Corporation (chemicals)
I. MacAllister Booth        Retired Chairman of the Board and Chief Executive
                            Officer, Polaroid Corporation (photographic
                            products)
Wayne A. Budd               Executive Vice President and General Counsel,
                            John Hancock
John M. Connors, Jr.        Chairman and Chief Executive Officer and
                            Director, Hill, Holliday, Connors, Cosmopoulos,
                            Inc. (advertising)
Robert E. Fast              Senior Partner, Hale and Dorr (law firm)
Kathleen F. Feldstein       President, Economic Studies, Inc. (economic
                            consulting).
Nelson S. Gifford           Principal, Fleetwing Capital Management
                            (financial services)
Michael C. Hawley           Chairman and Chief Executive Officer, The
                            Gillette Company (razors, etc.)
Edward H. Linde             President and Chief Executive Officer, Boston
                            Properties, Inc. (real estate)
Judith A. McHale            President and Chief Operating Officer, Discovery
                            Communications, Inc. (multimedia communications)
E. James Morton             Director, formerly Chairman of the Board and
                            Chief Executive Officer, John Hancock
R. Robert Popeo             Chairman, Mintz, Levin, Cohn, Ferris, Glovsky and
                            Popeo (law firm)
Richard F. Syron            Chairman of the Board, President and Chief
                            Executive Officer, Thermo Electron Corp.
                            (scientific and industrial instruments)
Robert J. Tarr, Jr.         Former President, Chief Executive Officer and
                            Chief Operations Officer, Harcourt General, Inc.
                            (publishing)

OTHER EXECUTIVE OFFICERS
----------------------------
Thomas E. Moloney              Chief Financial Officer
Joanne P. Acford               Senior Vice President and Deputy General Counsel
Earl W. Baucom                 Senior Vice President and Controller
Jonathan Chiel                 Senior Vice President and Deputy General Counsel
Derek Chilvers                 Chairman and Chief Executive Officer of John
                               Hancock International Holdings, Inc.
John M. DeCiccio               Executive Vice President and Chief Investment
                               Officer
Kathleen M. Graveline          Executive Vice President - Retail
Robert R. Reitano              Senior Vice President and Chief Investment
                               Strategist
Barry J. Rubenstein            Vice President, Counsel and Secretary
Barry L. Shemin                Senior Vice President and Corporate Actuary

   The following employees of John Hancock (or an affiliate) are also Trustees or principal officers of the John Hancock Variable Series Trust I:

Michele G. Van Leer    Chairman of the Board of Trustees of the Trust
Kathleen F. Driscoll   President and Vice Chairman of the Board of Trustees of
                       the Trust
Raymond F. Skiba       Treasurer of the Trust
Karen Q. Visconti      Secretary of the Trust
Jude Curtis            Compliance Officer of the Trust

The following table contains information concerning funds managed by John Hancock that have an investment objective similar to the Funds:


                                                                 COMPARABLE FUND*
                                 --------------------------------------------------------------------------
PROPOSAL - AFFECTED FUND                     NAME               FEE SCHEDULE          ASSETS AT 12/31/00
===========================================================================================================

1 - Mid Cap Growth                   Fundamental Growth      0.90% for the first        $ 46,114,000
                                                             $250 million of net
                                                             assets; 0.85% for any
                                                             additional amounts

                                     Mid Cap Blend           0.85% for the first        $ 21,259,365
                                                             $250 million of net
                                                             assets; 0.80% for the
                                                             next $250 million;
                                                             0.75% for any
                                                             additional amounts

2 - Small/Mid Cap Growth             Small/Mid Cap CORE      0.80% for the first
                                                             $50 million of net         $ 21,636,230
                                                             assets; 0.70% for any
                                                             additional amounts

3 - Small Cap Growth                 Small Cap Equity        0.90% for the first
                                                            $150 million of net         $ 70,031,147
                                                            assets; 0.75% for the
                                     Small Cap Value        next $150 million;
                                                            0.65% the next $200
                                                            million; and 0.60%          $ 29,436,014
                                                            for any additional
                                                            amounts

 4 - International                   International Equity   See Proposal 5
 Opportunities                                                                          $ 15,715,683

5 - International                    International          See Proposal 4
 Equity                              Opportunities                                      $120,034,097

6 - Emerging Markets Equity          None

7 - Short-Term Bond                  None

8 - High-Yield Bond                  None

* Funds listed are series of the John Hancock Variable Series Trust I. This is the only mutual fund for which John Hancock serves as an investment manager.

                                                                      APPENDIX D

           JOHN HANCOCK'S CALCULATION OF AVERAGE TOTAL FUND EXPENSES

PROPOSAL 1 - MID CAP GROWTH FUND

John Hancock selected all insurance company separate accounts listed within the Morningstar Mid Cap Growth investment category. It next selected all Mid Cap Growth accounts investing in insurance funds that were both (i) "actively" managed (i.e., no index funds) and (ii) of a comparable size to the Mid Cap Growth Fund (i.e., less than $500 million of assets). This resulted in a universe of 827 mid cap growth accounts, which John Hancock averaged on a simple average basis (i.e., unweighted by asset size) based on Morningstar data provided as of April 30, 2001.

PROPOSAL 2 - SMALL/MID CAP GROWTH FUND

John Hancock selected all insurance company separate accounts listed within the Morningstar Small Cap Growth and Mid Cap Growth investment categories. It next selected all accounts in these investment categories investing in insurance funds that were both (i) "actively" managed (i.e., no index funds) and (ii) of a comparable size to the Small/Mid Cap Growth Fund (i.e., less than $250 million of assets). This resulted in a universe of 498 small cap growth accounts and 534 mid cap growth accounts. The "total" fund expenses for each category were separately averaged on a simple average basis (i.e., unweighted by asset size) and, finally, the average total fund expenses for the two categories was
averaged on a simple average basis.   John Hancock bases its calculations on
Morningstar data provided as of April 30, 2001.

PROPOSAL 3 - SMALL CAP GROWTH FUND

John Hancock selected all insurance company separate accounts listed within the Morningstar Small Cap Growth investment category. It next selected all Small Cap Growth accounts investing in insurance funds that were both (i) "actively" managed (i.e., no index funds) and (ii) of a comparable size to the Small Cap Growth Fund (i.e., less than $250 million of assets). This resulted in a universe of 498 small cap growth accounts, which John Hancock averaged on a simple average basis (i.e., unweighted by asset size) based on Morningstar data provided as of April 30, 2001.

PROPOSAL 4 - INTERNATIONAL OPPORTUNITIES FUND

John Hancock selected all insurance company separate accounts listed within the Morningstar Foreign Stock investment category. It next selected all Foreign Stock accounts investing in insurance funds that were both (i) "actively" managed (i.e., no index funds) and (ii) of a comparable size to the International Opportunities Fund (i.e., less than $250 million of assets).
This resulted in a universe of 649 foreign stock accounts, which John Hancock averaged on a simple average basis (i.e., unweighted by asset size) based on Morningstar data provided as of March 31, 2001.

PROPOSAL 5 - INTERNATIONAL EQUITY FUND

John Hancock selected all insurance company separate accounts listed within the Morningstar Foreign Stock investment category. It next selected all Foreign Stock accounts investing in insurance funds that were both (i) "actively" managed (i.e., no index funds) and (ii) of a comparable size to the International Equity Fund (i.e., less than $100 million of assets). This resulted in a universe of 383 foreign stock accounts, which John Hancock averaged on a simple average basis (i.e., unweighted by asset size) based on Morningstar data provided as of March 31, 2001.

PROPOSAL 6 - EMERGING MARKETS EQUITY FUND

John Hancock selected all insurance company separate accounts listed within the Morningstar Diversified Emerging Markets investment category. It next selected all Diversified Emerging Markets accounts investing in insurance funds that were both (i) "actively" managed (i.e., no index funds) and (ii) of a comparable size to the Emerging Markets Equity Fund (i.e., less than $100 million of assets). This resulted in a universe of 157 emerging market equity accounts, which John Hancock averaged on a simple average basis (i.e., unweighted by asset size) based on Morningstar data provided as of April 30, 2001.

PROPOSAL 7 - SHORT-TERM BOND FUND

John Hancock selected all insurance company separate accounts listed within the Morningstar Short-Term Bond investment category. It next selected all Short-Term Bond accounts investing in insurance funds that were "actively" managed (i.e., no index funds). This resulted in a set of 145 short-term bond accounts that John Hancock averaged on a simple average basis (i.e., unweighted by asset size), based on Morningstar data provided as of April 30, 2001. John Hancock used the entire Morningstar Short-Term Bond category, without regard to asset size, in order to obtain a meaningful comparison with an appropriate number of accounts.

PROPOSAL 8 - HIGH YIELD BOND FUND

John Hancock selected all insurance company separate accounts listed within the Morningstar High Yield Bond investment category. It next selected all High Yield Bond accounts investing in insurance funds that were both (i) "actively" managed (i.e., no index funds) and (ii) of a comparable size to the High Yield Bond Fund (i.e., less than $100 million of assets). This resulted in a universe of 260 high yield bond accounts, which John Hancock averaged on a simple average basis (i.e., unweighted by asset size) based on Morningstar data provided as of March 31, 2001.

JOHN HANCOCK
VARIABLE SERIES TRUST I

VOTING INSTRUCTION FORM
PLEASE SIGN, DATE AND RETURN ALL VOTING INSTRUCTION FORMS RECEIVED IN THE ENCLOSED POSTAGE-PAID ENVELOPE

THESE VOTING INSTRUCTIONS ARE SOLICITED BY THE TRUSTEES FOR THE SPECIAL MEETING OF SHAREHOLDERS-SEPTEMBER 5, 2001-11:00 A.M. EASTERN TIME, 197 CLARENDON STREET, BOSTON, MASSACHUSETTS

Please fold and detach card at perforation before mailing

--------------------------------------------------------------------------------
MID CAP GROWTH FUND
Proposal 1

   A Special Meeting of Shareholders of the John Hancock Variable Series Trust I (the "Trust") for the Fund shown above will be held at the office of John Hancock Life Insurance Company ("John Hancock"), 197 Clarendon Street, Boston, Massachusetts, (telephone 1-800-732-5543) at 11:00 a.m. Eastern Time, on Wednesday, September 5, 2001. By signing and dating below, you instruct the persons named below to, and they will, vote the proposal on the reverse side as marked or, if not marked, to vote "FOR" the proposal on the reverse side, and to use their discretion to vote any other matter incident to the conduct of the Special Meeting. If you do not intend to personally attend the Special Meeting, please complete, detach and mail this form in the enclosed envelope at once.


   Michele G. Van Leer and Kathleen F. Driscoll, and each of them, with power of substitution in each, are hereby instructed to vote the shares of the above named Fund held in the Trust attributable to the undersigned at the Special Meeting of Shareholders and at any adjournment thereof.





DATE:
Please be sure to sign and date this proxy.

Signature(s) of Shareholder(s)

Please fold and detach card at perforation before mailing.
--------------------------------------------------------------------------------
Please vote by filling in the appropriate box below. Fill in box as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. [X]

                                                                 FOR     AGAINST     ABSTAIN
----------------------------------------------------------------------------------------------
To approve, as to the Fund shown on the reverse side, an
amendment to the current  Investment Management Agreement
between the Trust and John Hancock, reflecting an increase
in this Fund's investment advisory fee.
----------------------------------------------------------------------------------------------

JOHN HANCOCK
VARIABLE SERIES TRUST I

VOTING INSTRUCTION FORM
PLEASE SIGN, DATE AND RETURN ALL VOTING INSTRUCTION FORMS RECEIVED IN THE ENCLOSED POSTAGE-PAID ENVELOPE

THESE VOTING INSTRUCTIONS ARE SOLICITED BY THE TRUSTEES FOR THE SPECIAL MEETING OF SHAREHOLDERS-SEPTEMBER 5, 2001-11:00 A.M. EASTERN TIME, 197 CLARENDON STREET, BOSTON, MASSACHUSETTS

Please fold and detach card at perforation before mailing

--------------------------------------------------------------------------------
SMALL/MID CAP GROWTH FUND
Proposal 2

   A Special Meeting of Shareholders of the John Hancock Variable Series Trust I (the "Trust") for the Fund shown above will be held at the office of John Hancock Life Insurance Company ("John Hancock"), 197 Clarendon Street, Boston, Massachusetts, (telephone 1-800-732-5543) at 11:00 a.m. Eastern Time, on Wednesday, September 5, 2001. By signing and dating below, you instruct the persons named below to, and they will, vote the proposal on the reverse side as marked or, if not marked, to vote "FOR" the proposal on the reverse side, and to use their discretion to vote any other matter incident to the conduct of the Special Meeting. If you do not intend to personally attend the Special Meeting, please complete, detach and mail this form in the enclosed envelope at once.


   Michele G. Van Leer and Kathleen F. Driscoll, and each of them, with power of substitution in each, are hereby instructed to vote the shares of the above named Fund held in the Trust attributable to the undersigned at the Special Meeting of Shareholders and at any adjournment thereof.





DATE:
Please be sure to sign and date this proxy.

Signature(s) of Shareholder(s)

Please fold and detach card at perforation before mailing.
--------------------------------------------------------------------------------
Please vote by filling in the appropriate box below. Fill in box as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. [X]

                                                                 FOR     AGAINST     ABSTAIN
----------------------------------------------------------------------------------------------
To approve, as to the Fund shown on the reverse side, an
amendment to the current  Investment Management Agreement
between the Trust and John Hancock, reflecting an increase
in this Fund's investment advisory fee.
----------------------------------------------------------------------------------------------

JOHN HANCOCK
VARIABLE SERIES TRUST I

VOTING INSTRUCTION FORM
PLEASE SIGN, DATE AND RETURN ALL VOTING INSTRUCTION FORMS RECEIVED IN THE ENCLOSED POSTAGE-PAID ENVELOPE

THESE VOTING INSTRUCTIONS ARE SOLICITED BY THE TRUSTEES FOR THE SPECIAL MEETING OF SHAREHOLDERS-SEPTEMBER 5, 2001-11:00 A.M. EASTERN TIME, 197 CLARENDON STREET, BOSTON, MASSACHUSETTS

Please fold and detach card at perforation before mailing

--------------------------------------------------------------------------------
SMALL CAP GROWTH FUND
Proposal 3

   A Special Meeting of Shareholders of the John Hancock Variable Series Trust I (the "Trust") for the Fund shown above will be held at the office of John Hancock Life Insurance Company ("John Hancock"), 197 Clarendon Street, Boston, Massachusetts, (telephone 1-800-732-5543) at 11:00 a.m. Eastern Time, on Wednesday, September 5, 2001. By signing and dating below, you instruct the persons named below to, and they will, vote the proposal on the reverse side as marked or, if not marked, to vote "FOR" the proposal on the reverse side, and to use their discretion to vote any other matter incident to the conduct of the Special Meeting. If you do not intend to personally attend the Special Meeting, please complete, detach and mail this form in the enclosed envelope at once.


   Michele G. Van Leer and Kathleen F. Driscoll, and each of them, with power of substitution in each, are hereby instructed to vote the shares of the above named Fund held in the Trust attributable to the undersigned at the Special Meeting of Shareholders and at any adjournment thereof.





DATE:
Please be sure to sign and date this proxy.

Signature(s) of Shareholder(s)

Please fold and detach card at perforation before mailing.
--------------------------------------------------------------------------------
Please vote by filling in the appropriate box below. Fill in box as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. [X]

                                                                 FOR     AGAINST     ABSTAIN
----------------------------------------------------------------------------------------------
To approve, as to the Fund shown on the reverse side, an
amendment to the current  Investment Management Agreement
between the Trust and John Hancock, reflecting an increase
in this Fund's investment advisory fee.
----------------------------------------------------------------------------------------------

JOHN HANCOCK
VARIABLE SERIES TRUST I

VOTING INSTRUCTION FORM
PLEASE SIGN, DATE AND RETURN ALL VOTING INSTRUCTION FORMS RECEIVED IN THE ENCLOSED POSTAGE-PAID ENVELOPE

THESE VOTING INSTRUCTIONS ARE SOLICITED BY THE TRUSTEES FOR THE SPECIAL MEETING OF SHAREHOLDERS-SEPTEMBER 5, 2001-11:00 A.M. EASTERN TIME, 197 CLARENDON STREET, BOSTON, MASSACHUSETTS

Please fold and detach card at perforation before mailing

--------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES FUND
Proposal 4

   A Special Meeting of Shareholders of the John Hancock Variable Series Trust I (the "Trust") for the Fund shown above will be held at the office of John Hancock Life Insurance Company ("John Hancock"), 197 Clarendon Street, Boston, Massachusetts, (telephone 1-800-732-5543) at 11:00 a.m. Eastern Time, on Wednesday, September 5, 2001. By signing and dating below, you instruct the persons named below to, and they will, vote the proposal on the reverse side as marked or, if not marked, to vote "FOR" the proposal on the reverse side, and to use their discretion to vote any other matter incident to the conduct of the Special Meeting. If you do not intend to personally attend the Special Meeting, please complete, detach and mail this form in the enclosed envelope at once.


   Michele G. Van Leer and Kathleen F. Driscoll, and each of them, with power of substitution in each, are hereby instructed to vote the shares of the above named Fund held in the Trust attributable to the undersigned at the Special Meeting of Shareholders and at any adjournment thereof.





DATE:
Please be sure to sign and date this proxy.

Signature(s) of Shareholder(s)

Please fold and detach card at perforation before mailing.
--------------------------------------------------------------------------------
Please vote by filling in the appropriate box below. Fill in box as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. [X]

                                                                 FOR     AGAINST     ABSTAIN
----------------------------------------------------------------------------------------------
To approve, as to the Fund shown on the reverse side, an
amendment to the current  Investment Management Agreement
between the Trust and John Hancock, reflecting an increase
in this Fund's investment advisory fee.
----------------------------------------------------------------------------------------------

JOHN HANCOCK
VARIABLE SERIES TRUST I

VOTING INSTRUCTION FORM
PLEASE SIGN, DATE AND RETURN ALL VOTING INSTRUCTION FORMS RECEIVED IN THE ENCLOSED POSTAGE-PAID ENVELOPE

THESE VOTING INSTRUCTIONS ARE SOLICITED BY THE TRUSTEES FOR THE SPECIAL MEETING OF SHAREHOLDERS-SEPTEMBER 5, 2001-11:00 A.M. EASTERN TIME, 197 CLARENDON STREET, BOSTON, MASSACHUSETTS

Please fold and detach card at perforation before mailing

--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
Proposal 5

   A Special Meeting of Shareholders of the John Hancock Variable Series Trust I (the "Trust") for the Fund shown above will be held at the office of John Hancock Life Insurance Company ("John Hancock"), 197 Clarendon Street, Boston, Massachusetts, (telephone 1-800-732-5543) at 11:00 a.m. Eastern Time, on Wednesday, September 5, 2001. By signing and dating below, you instruct the persons named below to, and they will, vote the proposal on the reverse side as marked or, if not marked, to vote "FOR" the proposal on the reverse side, and to use their discretion to vote any other matter incident to the conduct of the Special Meeting. If you do not intend to personally attend the Special Meeting, please complete, detach and mail this form in the enclosed envelope at once.


   Michele G. Van Leer and Kathleen F. Driscoll, and each of them, with power of substitution in each, are hereby instructed to vote the shares of the above named Fund held in the Trust attributable to the undersigned at the Special Meeting of Shareholders and at any adjournment thereof.





DATE:
Please be sure to sign and date this proxy.

Signature(s) of Shareholder(s)

Please fold and detach card at perforation before mailing.
--------------------------------------------------------------------------------
Please vote by filling in the appropriate box below. Fill in box as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. [X]

                                                                 FOR     AGAINST     ABSTAIN
----------------------------------------------------------------------------------------------
To approve, as to the Fund shown on the reverse side, an
amendment to the current  Investment Management Agreement
between the Trust and John Hancock, reflecting an increase
in this Fund's investment advisory fee.
----------------------------------------------------------------------------------------------

JOHN HANCOCK
VARIABLE SERIES TRUST I

VOTING INSTRUCTION FORM
PLEASE SIGN, DATE AND RETURN ALL VOTING INSTRUCTION FORMS RECEIVED IN THE ENCLOSED POSTAGE-PAID ENVELOPE

THESE VOTING INSTRUCTIONS ARE SOLICITED BY THE TRUSTEES FOR THE SPECIAL MEETING OF SHAREHOLDERS-SEPTEMBER 5, 2001-11:00 A.M. EASTERN TIME, 197 CLARENDON STREET, BOSTON, MASSACHUSETTS

Please fold and detach card at perforation before mailing

--------------------------------------------------------------------------------
EMERGING MARKETS EQUITY FUND
Proposal 6

   A Special Meeting of Shareholders of the John Hancock Variable Series Trust I (the "Trust") for the Fund shown above will be held at the office of John Hancock Life Insurance Company ("John Hancock"), 197 Clarendon Street, Boston, Massachusetts, (telephone 1-800-732-5543) at 11:00 a.m. Eastern Time, on Wednesday, September 5, 2001. By signing and dating below, you instruct the persons named below to, and they will, vote the proposal on the reverse side as marked or, if not marked, to vote "FOR" the proposal on the reverse side, and to use their discretion to vote any other matter incident to the conduct of the Special Meeting. If you do not intend to personally attend the Special Meeting, please complete, detach and mail this form in the enclosed envelope at once.


   Michele G. Van Leer and Kathleen F. Driscoll, and each of them, with power of substitution in each, are hereby instructed to vote the shares of the above named Fund held in the Trust attributable to the undersigned at the Special Meeting of Shareholders and at any adjournment thereof.





DATE:
Please be sure to sign and date this proxy.

Signature(s) of Shareholder(s)

Please fold and detach card at perforation before mailing.
--------------------------------------------------------------------------------
Please vote by filling in the appropriate box below. Fill in box as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. [X]

                                                                 FOR     AGAINST     ABSTAIN
----------------------------------------------------------------------------------------------
To approve, as to the Fund shown on the reverse side, an
amendment to the current  Investment Management Agreement
between the Trust and John Hancock, reflecting an increase
in this Fund's investment advisory fee.
----------------------------------------------------------------------------------------------

JOHN HANCOCK
VARIABLE SERIES TRUST I

VOTING INSTRUCTION FORM
PLEASE SIGN, DATE AND RETURN ALL VOTING INSTRUCTION FORMS RECEIVED IN THE ENCLOSED POSTAGE-PAID ENVELOPE

THESE VOTING INSTRUCTIONS ARE SOLICITED BY THE TRUSTEES FOR THE SPECIAL MEETING OF SHAREHOLDERS-SEPTEMBER 5, 2001-11:00 A.M. EASTERN TIME, 197 CLARENDON STREET, BOSTON, MASSACHUSETTS

Please fold and detach card at perforation before mailing

--------------------------------------------------------------------------------
SHORT-TERM BOND FUND
Proposal 7

   A Special Meeting of Shareholders of the John Hancock Variable Series Trust I (the "Trust") for the Fund shown above will be held at the office of John Hancock Life Insurance Company ("John Hancock"), 197 Clarendon Street, Boston, Massachusetts, (telephone 1-800-732-5543) at 11:00 a.m. Eastern Time, on Wednesday, September 5, 2001. By signing and dating below, you instruct the persons named below to, and they will, vote the proposal on the reverse side as marked or, if not marked, to vote "FOR" the proposal on the reverse side, and to use their discretion to vote any other matter incident to the conduct of the Special Meeting. If you do not intend to personally attend the Special Meeting, please complete, detach and mail this form in the enclosed envelope at once.


   Michele G. Van Leer and Kathleen F. Driscoll, and each of them, with power of substitution in each, are hereby instructed to vote the shares of the above named Fund held in the Trust attributable to the undersigned at the Special Meeting of Shareholders and at any adjournment thereof.





DATE:
Please be sure to sign and date this proxy.

Signature(s) of Shareholder(s)

Please fold and detach card at perforation before mailing.
--------------------------------------------------------------------------------
Please vote by filling in the appropriate box below. Fill in box as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. [X]

                                                                 FOR     AGAINST     ABSTAIN
----------------------------------------------------------------------------------------------
To approve, as to the Fund shown on the reverse side, an
amendment to the current  Investment Management Agreement
between the Trust and John Hancock, reflecting an increase
in this Fund's investment advisory fee.
----------------------------------------------------------------------------------------------

JOHN HANCOCK
VARIABLE SERIES TRUST I

VOTING INSTRUCTION FORM
PLEASE SIGN, DATE AND RETURN ALL VOTING INSTRUCTION FORMS RECEIVED IN THE ENCLOSED POSTAGE-PAID ENVELOPE

THESE VOTING INSTRUCTIONS ARE SOLICITED BY THE TRUSTEES FOR THE SPECIAL MEETING OF SHAREHOLDERS-SEPTEMBER 5, 2001-11:00 A.M. EASTERN TIME, 197 CLARENDON STREET, BOSTON, MASSACHUSETTS

Please fold and detach card at perforation before mailing

--------------------------------------------------------------------------------
HIGH YIELD BOND FUND
Proposal 8

   A Special Meeting of Shareholders of the John Hancock Variable Series Trust I (the "Trust") for the Fund shown above will be held at the office of John Hancock Life Insurance Company ("John Hancock"), 197 Clarendon Street, Boston, Massachusetts, (telephone 1-800-732-5543) at 11:00 a.m. Eastern Time, on Wednesday, September 5, 2001. By signing and dating below, you instruct the persons named below to, and they will, vote the proposal on the reverse side as marked or, if not marked, to vote "FOR" the proposal on the reverse side, and to use their discretion to vote any other matter incident to the conduct of the Special Meeting. If you do not intend to personally attend the Special Meeting, please complete, detach and mail this form in the enclosed envelope at once.


   Michele G. Van Leer and Kathleen F. Driscoll, and each of them, with power of substitution in each, are hereby instructed to vote the shares of the above named Fund held in the Trust attributable to the undersigned at the Special Meeting of Shareholders and at any adjournment thereof.





DATE:
Please be sure to sign and date this proxy.

Signature(s) of Shareholder(s)

Please fold and detach card at perforation before mailing.
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Please vote by filling in the appropriate box below.  Fill in box as shown using black or blue ink or number 2 pencil.  PLEASE DO NOT USE FINE POINT PENS. [X]

                                                                 FOR     AGAINST     ABSTAIN
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
To approve, as to the Fund shown on the reverse side, an
amendment to the current  Investment Management Agreement
between the Trust and John Hancock, reflecting an increase
in this Fund's investment advisory fee.
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